Dreyfus
Premier Greater
China Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Greater China Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Greater China Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Raymond Chan.

The MSCI Europe, Australasia, Far East Index, a popular measure of international stock market performance, fell almost 3% over the 12-month reporting period in an investment environment marked by dramatic price fluctuations. International stocks were adversely influenced by slowing economic growth in the U.S. and Europe. Additionally, the moderating effects of the Federal Reserve Board's interest-rate hikes during 2000 to prevent domestic inflationary pressures from reemerging also affected global economies along with higher energy prices and a weak euro.

Since some global equities in general provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, including international markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Greater China Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Raymond Chan, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced a total return of 27.06% for Class A shares, 25.95% for Class B shares, 26.10% for Class C shares and 27.40% for Class R shares.(1) The fund's benchmark, the Hang Seng Stock Index, produced a total return of -2.90% for the same period.(2)

The public offering of the fund's Class T shares commenced on March 1, 2000. From March 1, 2000 through October 31, 2000, the fund's Class T shares produced a total return of -37.48% , evidence of the fund's volatility during the period.(1)

We attribute the fund's good relative performance during the full reporting period to regional economic conditions and industry sector selection. During the first four months of the reporting period we placed an emphasis on technology stocks, which advanced sharply until a mid-March correction that significantly trimmed gains and produced negative returns for the fund's Class T shares.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing in stocks of companies in the Greater China region -- Hong Kong, China and Taiwan. The fund's investment approach is based on fundamental research of individual companies as well as macroeconomic analysis of each market's overall economic prospects.

We look for rapidly growing companies whose stock prices appear reasonable. Characteristics of such companies include high quality management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which we invest are leaders in their respective industries and have exceptional brand recognition.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We also gauge the respective strengths of markets. We attempt to identify the macroeconomic events, such as changes in monetary or exchange rate policy, that often indicate market turning points. Accordingly, we then increase or decrease investments based upon anticipated market direction.

What other factors influenced the fund's performance?

The fund's positive performance was particularly notable during the first half of the reporting period, a time marked by strong global demand for growth stocks. Global markets however, have become increasingly linked -- when demand for an American technology company' s product drops, demand for the semiconductors produced by its Asian suppliers drops as well. The mid-March decline in the technology rich Nasdaq had a direct, negative impact on growth stocks in the Greater China region.

Regional trends played both a positive and negative role in fund performance. For example, the fund's Hong Kong investments were concentrated in technology -- an area that has fueled the growth of Hong Kong's developing information-based economy. Performance here was exceptionally strong in the first half of the reporting period, but then tapered off. Facing uncertainty, investors retreated to value-oriented stocks, such as property companies and banks, which the fund, with its growth-oriented investment style, does not emphasize. Concern over continuity in government and the lack of a clear economic direction in Taiwan worked to lower stock prices significantly. In China, the fund benefited by investing in companies that support its increasing integration into the world economy and its continued demand for goods and services needed to build an infrastructure.

Industry sector and individual stock choices also had a mixed effect on fund performance. We concentrated a large portion of the fund's investments in export-oriented manufacturers of semiconductors and other electronics and telecommunications equipment that we believe are positioned to benefit from strong regional demand for infrastructure development. In general, the growth-oriented stocks in which the fund concentrated its investments followed global trends: they rallied through the beginning of 1999, stumbled in mid-March, then fell slowly but steadily into somewhat volatile trading patterns.

What is the fund's current strategy?

Toward the end of the reporting period we slightly decreased our technology commitment, choosing instead to increase our exposure to more defensive stocks, including consumer durables, software providers and information system consultants. We have taken this more defensive stance in response to what we believe is a shrinkage in global liquidity -- that is, money that's available for investing. This shrinkage occurred once central banks increased interest rates in an attempt to head off inflation.

Our focus, however, remains on growth stocks, particularly those within the technology sector. While such stocks have fallen from earlier lofty levels, we believe that the areas where we have concentrated investment -- telecommunications and Internet sectors in China as well as semiconductor and other electronics manufacturers in Hong Kong and Taiwan -- offer the best potential for long-term growth. Of course, investments in Greater China can be extremely volatile and an investment in the fund should be considered as a supplement to a balanced investment program.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE HANG SENG STOCK INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Greater China Fund Class A shares, Class B shares, Class C shares and Class R shares and the Hang Seng Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GREATER CHINA FUND ON 5/12/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE HANG SENG INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/98 IS USED AS THE BEGINNING VALUE ON 5/12/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns as of 10/31/00

                                                                                    Inception                                From
                                                                                         Date             1 Year         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                              5/12/98           19.76%          14.47%
WITHOUT SALES CHARGE                                                                   5/12/98           27.06%          17.23%

CLASS B SHARES
WITH REDEMPTION((+))                                                                   5/12/98           21.95%          15.32%
WITHOUT REDEMPTION                                                                     5/12/98           25.95%          16.29%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                                5/12/98           25.10%          16.36%
WITHOUT REDEMPTION                                                                     5/12/98           26.10%          16.36%

CLASS R SHARES                                                                         5/12/98           27.40%          17.54%
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/00

                                                                                   Inception                           From
                                                                                     Date             1 Year         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                                3/1/00           --            (40.30%)
WITHOUT SALES CHARGE                                                                    3/1/00           --            (37.48%)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES WILL CONVERT TO
CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2000

STATEMENT OF INVESTMENTS

COMMON STOCKS--93.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG--64.3%

Asia Satellite Telecommunications                                                                72,000                  145,872

Cheung Kong                                                                                      15,000                  165,895

China Resources Enterprise                                                                      100,000                  112,841

China Unicom                                                                                    165,000  (a)             331,117

Computer & Technologies                                                                         180,000                  123,484

e-Kong                                                                                          500,000  (a)              34,622

Esprit                                                                                          150,000                  128,869

Giordano International                                                                           94,000                   55,144

Great Eagle                                                                                      50,000                   71,808

Guoco                                                                                            45,000                  112,520

Hang Seng Bank                                                                                   26,000                  305,888

HKCB Bank                                                                                       690,000                  172,531

Hutchison Whampoa                                                                                36,500                  452,822

i-CABLE Communications                                                                          400,000  (a)             146,180

Kingboard Chemical                                                                              150,000                   64,435

Pacific Century CyberWorks                                                                       80,000  (a)              61,549

Pacific Century CyberWorks Warrant                                                              980,000  (a)               1,257

Phoenix Satellite Television                                                                    300,000  (a)              70,013

SmarTone Telecommunications                                                                      96,000                  142,179

South China Morning Post                                                                        131,000                   89,869

Swire Pacific                                                                                    31,000                  191,201

Television Broadcasts                                                                            49,000                  268,292

Vanda Systems & Communication                                                                   700,000  (a)             105,019

Wharf                                                                                            90,000                  183,494

                                                                                                                       3,536,901

SINGAPORE--11.1%

Chartered Semiconductor Manufacturing                                                            44,000  (a)             190,520

NatSteel Electonics                                                                              90,000                  233,819

Venture Manufacturing                                                                            19,000                  184,025

                                                                                                                         608,364

TAIWAN--15.9%

Asustek Computer                                                                                 27,000                  134,582

Everlight Electronics                                                                               300  (a)                 247

Formosa Chemicals & Fibre                                                                         1,198                      927

Hitron Technology                                                                                 8,100                   11,536

Nien Hsing Textile                                                                                    1  (a)                   1


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAIWAN (CONTINUED)

Pro Mos Technologies                                                                             11,146  (a)              10,594

Procomp Informatics                                                                                  45  (a)                 162

Quanta Computer                                                                                   4,800                   16,347

Taiwan Semiconductor Manufacturing                                                               76,648  (a)             232,554

United Microelectronics                                                                         199,000  (a)             351,176

Via Technolgies                                                                                  16,000  (a)             114,922

                                                                                                                         873,048

UNITED STATES--1.9%

AsiaInfo                                                                                          8,500  (a)             103,063
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,095,701)                                                               93.2%                5,121,376

CASH AND RECEIVABLES (NET)                                                                         6.8%                  374,041

NET ASSETS                                                                                       100.0%                5,495,417

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,095,701    5,121,376

Cash denominated in foreign currencies                     179,547      179,495

Receivable for investment securities sold                               297,050

Dividends receivable                                                      4,574

Prepaid expenses                                                         55,564

Due from The Dreyfus Corporation and affiliates                           6,930

                                                                      5,664,989
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                          49,124

Payable for investment securities purchased                              77,969

Accrued expenses                                                         42,479

                                                                        169,572
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,495,417
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,096,716

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                       1,373,063

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (974,362)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,495,417

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        3,712,235              961,256              492,227              328,565                1,134

Shares Outstanding                      203,965               53,506               27,377               17,982               63.047
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   PER SHARE ($)                          18.20                17.97               17.98                 18.27                17.99

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $779 foreign taxes withheld at source)           35,318

Interest                                                                10,300

TOTAL INCOME                                                            45,618

EXPENSES:

Investment advisory fee-Note 3(a)                                       72,599

Custodian fees                                                          68,324

Registration fees                                                       33,208

Auditing fees                                                           24,528

Prospectus and shareholders' reports                                    20,463

Organization expenses                                                   17,563

Shareholder servicing costs--Note 3(c)                                  17,427

Distribution fees--Note 3(b)                                            11,922

Legal fees                                                               2,058

Directors' fees and expenses--Note 3(d)                                  1,222

Miscellaneous                                                            8,078

TOTAL EXPENSES                                                         277,392

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                           (135,735)

NET EXPENSES                                                           141,657

INVESTMENT (LOSS)                                                     (96,039)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         1,339,897

Net realized gain (loss) on forward currency exchange contracts        (10,232)

NET REALIZED GAIN (LOSS)                                             1,329,665

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 (1,300,225)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  29,440

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (66,599)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                                --------------------------------
                                                  2000(a)                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (96,039)                4,185

Net realized gain (loss) on investments        1,329,665                33,354

Net unrealized appreciation (depreciation)
   on investments                             (1,300,225)              274,100

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                               (66,599)              311,639
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (13,881)             (13,561)

Class B shares                                    (1,318)              (1,375)

Class C shares                                      (695)              (2,296)

Class R shares                                    (2,265)              (2,144)

Net realized gain on investments:

Class A shares                                    (6,940)                   --

Class B shares                                    (1,450)                   --

Class C shares                                    (1,530)                   --

Class R shares                                      (889)                   --

TOTAL DIVIDENDS                                  (28,968)             (19,376)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,868,733              127,540

Class B shares                                  1,051,459               15,811

Class C shares                                    795,034              172,118

Class R shares                                     37,195                  --

Class T shares                                      1,630                  --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Year Ended October 31,
                                                --------------------------------
                                                  2000(a)                 1999
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($)(CONTINUED):

Dividends reinvested:

Class A shares                                     20,596               13,561

Class B shares                                      2,669                1,375

Class C shares                                      2,225                2,296

Class R shares                                      3,154                2,144

Cost of shares redeemed:

Class A shares                                  (805,178)             (58,150)

Class B shares                                  (261,188)              (5,376)

Class C shares                                  (703,075)             (61,754)

Class R shares                                    (2,161)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  3,011,093              209,565

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,915,526              501,828
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             2,579,891            2,078,063

END OF PERIOD                                   5,495,417            2,579,891

Undistributed investment income--net                   --                4,131

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                                --------------------------------
                                                  2000(a)                 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                       120,055               9,279

Shares issued for dividends reinvested              1,096               1,113

Shares redeemed                                   (36,296)             (4,145)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      84,855               6,247
--------------------------------------------------------------------------------

CLASS B( B)

Shares sold                                        47,154               1,122

Shares issued for dividends reinvested                143                 113

Shares redeemed                                   (12,496)               (381)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      34,801                 854
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        36,709              13,114

Shares issued for dividends reinvested                119                 189

Shares redeemed                                   (34,330)             (4,424)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,498               8,879
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         1,722                  --

Shares issued for dividends reinvested                168                  176

Shares redeemed                                      (84)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,806                  176
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            63                   --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 1,222 CLASS B SHARES REPRESENTING $27,562 WERE AUTOMATICALLY CONVERTED TO 1,209 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                                  Year Ended October 31,
                                                                                       ------------------------------------------
CLASS A SHARES                                                                         2000            1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.45           12.78            12.50

Investment Operations:

Investment income (loss)--net                                                          (.34)(b)         .04(b)           .13

Net realized and unrealized gain (loss)

   on investments                                                                      4.26            1.75              .15

Total from Investment Operations                                                       3.92            1.79              .28

Distributions:

Dividends from investment income--net                                                 (.11)           (.12)               --

Dividends from net realized gain on investments                                       (.06)              --               --

Total Distributions                                                                   (.17)           (.12)               --

Net asset value, end of period                                                        18.20          14.45             12.78
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                                  27.06          14.18              2.24(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.25           2.25              1.08(d)

Ratio of net investment income (loss)
   to average net assets                                                              (1.46)           .34              1.04(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      2.34           8.03              2.75(d)

Portfolio Turnover Rate                                                              488.33         206.09             10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 3,712          1,721             1,442

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 Year Ended October 31,
                                                                                       ------------------------------------------
CLASS B SHARES                                                                         2000            1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.34           12.73            12.50

Investment Operations:

Investment income (loss)--net                                                          (.49)(b)        (.05)(b)          .08

Net realized and unrealized gain (loss)
   on investments                                                                      4.23            1.74              .15

Total from Investment Operations                                                       3.74            1.69              .23

Distributions:

Dividends from investment income--net                                                  (.05)           (.08)               --

Dividends from net realized gain on investments                                        (.06)              --               --

Total Distributions                                                                    (.11)           (.08)               --

Net asset value, end of period                                                         17.97          14.34            12.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                   25.95          13.36            1.84(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                 3.00           3.00            1.44(d)

Ratio of net investment income (loss)
   to average net assets                                                              (2.17)           (.41)            .69(d

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                      2.33            8.03            2.75(d)

Portfolio Turnover Rate                                                              488.33          206.09           10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   961             268             227

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                  Year Ended October 31,
                                                                                       -------------------------------------------
CLASS C SHARES                                                                         2000            1999            1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.32           12.73            12.50

Investment Operations:

Investment income (loss)--net                                                          (.54)(b)        (.05)(b)          .08

Net realized and unrealized gain (loss)

   on investments                                                                      4.29            1.74              .15

Total from Investment Operations                                                       3.75            1.69              .23

Distributions:

Dividends from investment income--net                                                 (.03)           (.10)               --

Dividends from net realized gain on investments                                       (.06)              --               --

Total Distributions                                                                   (.09)           (.10)               --

Net asset value, end of period                                                        17.98          14.32             12.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                  26.10          13.38              1.84(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                3.00           3.00              1.43(d)

Ratio of net investment income (loss)
   to average net assets                                                              (2.28)          (.38)              .68(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      2.33           8.03              2.75(d)

Portfolio Turnover Rate                                                              488.33         206.09             10.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   492            356               204

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 Year Ended October 31,
                                                                                       ------------------------------------------
CLASS R SHARES                                                                         2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.49           12.79            12.50

Investment Operations:

Investment income (loss)--net                                                          (.28)(b)         .08(b)           .14

Net realized and unrealized gain (loss)
   on investments                                                                      4.26            1.75              .15

Total from Investment Operations                                                       3.98            1.83              .29

Distributions:

Dividends from investment income--net                                                 (.14)            (.13)               --

Dividends from net realized gain on investments                                       (.06)              --                --

Total Distributions                                                                   (.20)           (.13)                --

Net asset value, end of period                                                       18.27           14.49             12.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     27.40           14.54              2.32(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               2.00            2.00              .96(c)

Ratio of net investment income (loss)
   to average net assets                                                             (1.24)            .59             1.16(c)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation                                     2.37            8.03             2.75(c)

Portfolio Turnover Rate                                                             488.33          206.09            10.65(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  329             234              205

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                   Year Ended
CLASS T SHARES                                            October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  28.76

Investment Operations:

Investment (loss)                                                      (.24)(b)

Net realized and unrealized gain (loss)
  on investments                                                     (10.53)

Total from Investment Operations                                     (10.77)

Net asset value, end of period                                        17.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                  (37.48)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.67(d)

Ratio of net investment (loss)
  to average net assets                                               (1.04)(d)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                        1.46(d)

Portfolio Turnover Rate                                              488.33
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Mellon.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

Class   A   .................... 114,096   Class  C  ....................16,195

Class   B   ....................  16,192   Class  R  ....................16,343

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,202 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income net by $110,067, increased accumulated net realized gain (loss) on investments by $47,057 and decreased paid-in capital by $157,124. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of the borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 1999 through October 31, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $135,735 during the period ended October 31, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

DSC retained $13,832 during the period ended October 31, 2000, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets for Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $5,925, $5,995 and $2, respectively, pursuant to the Plan, of which $4,639, $4,441 and $2 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their
average   daily   net   assets  for  the  provision  of  certain  ser-

                                                                   The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

vices. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $9,594, $1,975, $1,998 and $2, respectively, pursuant to the Shareholder Services Plan, of which $7,301, $1,546, $1,480 and $2 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $2,606 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4-Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2000, amounted to $27,548,045 and $25,017,279, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2000, there were no open forward currency exchange contracts.

(b)  At October 31, 2000, accumulated net unrealized depreciation on investments
was   $974,325,   consisting  of  $130,776  gross  unrealized  appreciation  and
$1,105,101 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Greater China Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Greater China Fund (one of the series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Greater China Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                  [Ernst & Young signature logo]

New York, New York

December 12, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.0550 per share as a long-term capital gain distribution paid on December 20, 1999.

                                                             The Fund

Notes

FOR MORE INFORMATION


                        Dreyfus Premier Greater China Fund
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Hamon U.S. Investment-Advisors Ltd.
                        2701-2 One International Finance Centre
                        1 Harbour View Street, Central
                        Hong Kong

                      Custodian
                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  130AR0010


Dreyfus

Premier European

Equity Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier European Equity Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier European Equity Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Joanna Bowen and Kieran Gallagher.

The MSCI Europe Australasia Far East Index, a popular measure of international stock market performance, fell almost 3% over the 12-month reporting period in an investment environment marked by dramatic price fluctuations. International stocks were adversely influenced by slowing economic growth in the U.S. and Europe. Additionally, the moderating effects of the Federal Reserve Board's interest-rate hikes during 2000 to prevent domestic inflationary pressures from reemerging also affected global economies along with higher energy prices and a weak euro.

Since some global equities in general provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, including international markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier European Equity Fund.

Sincerely,



Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joanna Bowen and Kieran Gallagher, Portfolio Managers

How did Dreyfus Premier European Equity Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund's total returns were 28.06% for Class A shares, 27.11% for Class B and Class C shares, 28.45% for Class R shares and 27.11% for Class T shares.(1) For the same period, the Financial Times Eurotop 300 Index, the fund's benchmark, produced a total return of 1.79%.(2)

We attribute the fund's strong performance to our sector allocation strategy, which emphasized stocks from some of the reporting period's best performing industry groups. These included "new economy" stocks in the telecommunications, technology and media sectors early in the reporting period, and "old economy" stocks later in the reporting period.

What is the fund's investment approach?

Our investment approach begins at the strategic level. We establish a framework of investment themes after considering economic data, the relative valuations of both stocks and bonds, and the latest political and industrial developments. These global and regional themes help us identify market sectors that we believe have strong long-term growth prospects.

When choosing stocks within those industries, we employ the resources provided by our in-house team of global securities analysts. Our research team strives to identify the most compelling investment opportunities within industries that have a positive long-term outlook. In addition, we look for companies that are reasonably valued relative to similar companies both within Europe and overseas.

What other factors influenced the fund's performance?

Relatively slow economic growth in most European markets adversely affected the region's stock markets during the 12-month reporting
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

period. As a result, many investors participated in U.S. markets rather than in European ones. This contributed to a sharp decline in the euro relative to the U.S. dollar. On one hand, adverse currency movements eroded the value of European securities for U.S. investors. On the other hand, the inexpensive euro boosted overseas sales, revenues and earnings for some European exporters, especially in Germany, the region's leading producer of capital goods.

The fund was positively influenced by market trends. When the reporting period began, telecommunications, technology and media stocks dominated European stock markets. These companies benefited from investor enthusiasm for businesses that they believed were likely to prosper in the "new economy." From November 1999 through the first quarter of 2000, the fund had substantial investments in these areas and, therefore, participated in their strong performance.

During the first half of 2000, however, we decided to take profits on some of our holdings in these areas. We reinvested the proceeds into more traditional " old economy" companies that we believed had strong business fundamentals, but had been largely neglected by investors. This move proved to be well timed as telecommunications, technology and media stocks were particularly hard hit in the market downturn that began in March.

Our focus on investment themes also positively influenced performance. For example, outsourcing -- contracting out non-core functions to third-party companies -- has been a particularly successful theme over the past year. Elior, a French company that provides catering services, has grown strongly in both domestic and international markets. Techem, the market leader in the measuring and billing of energy and water in Germany, and French utilities group Vivendi Environment have also benefited from the trend toward outsourcing.

Finally, we received strong returns from certain individual investments in both " new" and "old economy" stocks. These winners included Reuters Group, an international news and information organization, Altana, a German pharmaceuticals and specialty chemicals manufacturer, and PinkRoccade, a Dutch information technology company.


What is the fund's current strategy?

We have continued to search the European markets for companies that, we believe, have strong long-term outlooks and are reasonably valued. During the reporting period, we shifted the fund's sector allocation strategy to one that we consider to be more closely aligned with industry group representation in the Financial Times Eurotop 300 Index. We maintained this position through the end of the period because we believed -- correctly, as it turned out -- that technology stocks had risen too far, too fast. Instead, we chose to focus on companies with strong business fundamentals in an environment in which investors were rewarding companies that have strong and growing earnings streams and reasonable valuations.

From a country allocation standpoint, we have added to our holdings in the United Kingdom while reducing our exposure to German and French companies. As of October 31, 2000, the U.K. represented our largest concentration of assets, followed by France and The Netherlands.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier European Equity Fund Class A shares, Class B shares, Class C shares and Class R shares and the Financial Times Eurotop 300 Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER EUROPEAN EQUITY FUND ON 12/10/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE FINANCIAL TIMES EUROTOP 300 INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/98 IS USED AS THE BEGINNING VALUE ON 12/10/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE FINANCIAL TIMES EUROTOP 300 INDEX MEASURES THE PERFORMANCE OF EUROPE'S LARGEST 300 COMPANIES BY MARKET CAPITALIZATION.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/00

                                                    Inception                                                          From

                                                      Date                                     1 Year                Inception
--------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                           12/10/98                                    20.68%                17.53%
WITHOUT SALES CHARGE                                12/10/98                                    28.06%                21.25%

CLASS B SHARES
WITH REDEMPTION((+))                                12/10/98                                    23.11%                18.56%
WITHOUT REDEMPTION                                  12/10/98                                    27.11%                20.37%

CLASS C SHARES
WITH REDEMPTION((+)(+))                             12/10/98                                    26.11%                20.37%
WITHOUT REDEMPTION                                  12/10/98                                    27.11%                20.37%

CLASS R SHARES                                      12/10/98                                    28.45%                21.58%

CLASS T SHARES
WITH SALES CHARGE (4.5%)                             9/30/99                                    21.40%                19.55%
WITHOUT SALES CHARGE                                 9/30/99                                    27.11%                24.70%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--97.2%                                                                          Shares                  Value ($)
--------------------------------------------------------------------------------

CZECH REPUBLIC--1.3%

Cesky Telecom                                                                                 5,700  (a)              75,016

FINLAND--1.4%

Nokia                                                                                         1,930                   79,464

FRANCE--13.3%

Axa                                                                                             863                  114,313

Elior                                                                                         9,800                  103,099

Lafarge                                                                                       1,340                   98,988

Pechiney                                                                                      2,350                   87,797

Rexel                                                                                         1,330                   92,603

Total Fina Elf                                                                                1,210                  173,221

Vivendi Environnement                                                                         1,900                   70,985

                                                                                                                      741,006

GERMANY--8.4%

AMB Aachener & Muenchener Beteiligungs                                                        1,120                   102,897

Altana                                                                                          650                    78,924

Deutsche Bank                                                                                   700                    57,654

Fielmann                                                                                      2,100                    73,999

Gehe                                                                                          2,200                    79,764

Roesch Medizintechnik                                                                           600                    32,198

Techem                                                                                        1,800                    44,018

                                                                                                                      469,454

IRELAND--2.5%

Bank of Ireland                                                                              17,700                   136,464

ITALY--3.4%

Parmalat Finanziaria                                                                         62,000                    90,285

Telecom Italia                                                                                8,400                    97,857

                                                                                                                      188,142

NETHERLANDS--12.6%

Be Semiconductor Industries                                                                   5,500  (a)               51,371

Ing Groep                                                                                     1,740                   119,554

Koninklijke Ahold                                                                             3,800                   110,446

Koninklijke (Royal) Philips Electronics                                                       2,522                    99,170

PinkRoccade                                                                                   1,260  (a)               70,076

Seagull Holding                                                                               3,000  (a)               49,418

Unit 4                                                                                          630  (a)               25,944


COMMON STOCKS (CONTINUED)                                                                    Shares                  Value ($)
--------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

VNU                                                                                          2,630                   123,939

Wegener                                                                                      4,400                    51,931

                                                                                                                     701,849

PORTUGAL--1.3%

Portugal Telecom                                                                             8,100                    72,216

SPAIN--6.0%

Altadis                                                                                      6,300                    94,416

Aumar-Autopistas del Mare Nostrum                                                            5,500                    83,594

Grupo Dragados                                                                               5,300                    51,528

Telefonica                                                                                   5,500  (a)              104,936

                                                                                                                     334,474

SWEDEN--4.2%

Gambro, Cl. A                                                                                9,400                    73,820

Telefonaktiebolaget LM Ericsson                                                             12,100                   160,994

                                                                                                                     234,814

SWITZERLAND--3.8%

Roche Holding                                                                                   11                   100,478

UBS                                                                                            820                   113,585

                                                                                                                     214,063

UNITED KINGDOM--39.0%

BP Amoco                                                                                     8,800                    74,520

Bank of Scotland                                                                            15,500                   144,395

Bodycote International                                                                      21,300                    54,004

British Telecommunications                                                                  10,500                   122,916

CGNU                                                                                         9,500                   126,900

COLT Telecom Group                                                                             900  (a)               28,686

Capital Shopping Centres                                                                    10,100                    56,044

Glaxo Wellcome                                                                               5,600                   160,967

Granada Media                                                                                2,000  (a)               11,619

Imperial Chemical Industries                                                                15,400                    94,155

New Dixons Group                                                                            20,600                    61,183

Northern Rock                                                                               11,400                    71,020

Pearson                                                                                      2,663                    71,337

Prudential                                                                                  10,400                   139,676

Reuters Group                                                                                4,200                    81,660

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                    Shares                   Value ($)
--------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

SEMA Group                                                                                   3,380                    42,603

Shell Transport & Trading                                                                   32,700                   262,699

Smith (David S) Holdings                                                                    31,000                    68,267

Stagecoach Holdings                                                                         49,000                    48,984

Standard Chartered                                                                           9,499                   136,796

Taylor Nelson Sofres                                                                        13,900                    54,373

Vodafone AirTouch                                                                           63,800                   265,053

                                                                                                                   2,177,857
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,462,332)                                                           97.2%                5,424,819

CASH AND RECEIVABLES (NET)                                                                     2.8%                  157,348

NET ASSETS                                                                                   100.0%                5,582,167

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                                                              Cost                    Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments                                  5,462,332                 5,424,819

Cash                                                                                                                 137,501

Cash denominated in foreign currencies                                                       5,979                     5,957

Receivable for investment securities sold                                                                            177,126

Dividends receivable                                                                                                  10,441

Net unrealized appreciation on forward

   currency exchange contracts--Note 4(a)                                                                                 91

Prepaid expenses                                                                                                      40,155

                                                                                                                   5,796,090
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                         51,753

Payable for investment securities purchased                                                                          130,420

Payable for shares of Common Stock redeemed                                                                               54

Accrued expenses                                                                                                      31,696

                                                                                                                     213,923
--------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                     5,582,167
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                    4,764,255

Accumulated net realized gain (loss) on investments                                                                  855,761

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                                                                  (37,849)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                     5,582,167


NET ASSET VALUE PER SHARE

                                      Class A              Class B              Class C              Class R              Class T
---------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       2,250,503            1,588,734             959,644              782,014               1,272

Shares Outstanding                     134,186               96,123              58,059               46,388              76.537
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                         16.77                16.53               16.53                16.86               16.62

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $12,966 foreign taxes withheld at source)                                                          88,847

Interest                                                                                                                   5,729

TOTAL INCOME                                                                                                              94,576

EXPENSES:

Investment advisory fee--Note 3(a)                                                                                        47,218

Registration fees                                                                                                         65,217

Custodian fees                                                                                                            36,264

Auditing fees                                                                                                             17,778

Distribution fees--Note 3(b)                                                                                              17,483

Shareholder servicing costs--Note 3(c)                                                                                    12,586

Prospectus and shareholders' reports                                                                                       9,905

Legal fees                                                                                                                 2,207

Directors' fees and expenses--Note 3(d)                                                                                    1,159

Miscellaneous                                                                                                              7,458

TOTAL EXPENSES                                                                                                           217,275

Less--expense reimbursement from The Dreyfus Corporation
   due to undertaking--Note 3(a)                                                                                         (83,720)

NET EXPENSES                                                                                                             133,555

INVESTMENT (LOSS)                                                                                                        (38,979)
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and

   foreign currency transactions                                                                                         907,368

Net realized gain (loss) on forward currency

   exchange contracts                                                                                                    (12,582)

NET REALIZED GAIN (LOSS)                                                                                                 894,786

Net unrealized appreciation (depreciation) on investments and

   foreign currency transactions                                                                                         (87,760)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                   807,026

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     768,047

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended October 31,
                                                                                          ---------------------------------

                                                                                          2000                           1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                                      (38,979)                         (11,625)

Net realized gain (loss) on investments                                                894,786                          268,342

Net unrealized appreciation
   (depreciation) on investments                                                       (87,760)                          49,911

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                           768,047                          306,628
---------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                                                        (104,119)                             --

Class B shares                                                                         (55,604)                             --

Class C shares                                                                         (56,553)                             --

Class R shares                                                                         (48,619)                             --

Class T shares                                                                             (85)                             --

TOTAL DIVIDENDS                                                                       (264,980)                             --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                                       4,149,753                        1,081,444

Class B shares                                                                       1,084,944                          502,096

Class C shares                                                                         299,290                          504,146

Class R shares                                                                          60,000                          507,500

Class T shares                                                                              --                            1,000

Dividends reinvested:

Class A shares                                                                         104,119                               --

Class B shares                                                                          55,604                               --

Class C shares                                                                          56,553                               --

Class R shares                                                                          48,619                               --

Class T shares                                                                              85                               --

(A)  ON DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) THE FUND COMMENCED
SELLING CLASS A, CLASS B, CLASS C AND CLASS R SHARES.ON SEPTEMBER 30, 1999
(COMMENCEMENT OF INITIAL OFFERING) THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                  Year Ended October 31,
                                                                                            ---------------------------------

                                                                                          2000                           1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                                                          (3,412,703)                     (2,401)

Class B shares                                                                            (191,508)                         --

Class C shares                                                                             (70,999)                         --

Class R shares                                                                                  --                      (5,070)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                            2,183,757                   2,588,715

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  2,686,824                   2,895,343
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                      2,895,343                          --

END OF PERIOD                                                                            5,582,167                   2,895,343

(A)  ON DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) THE FUND COMMENCED
SELLING CLASS A, CLASS B, CLASS C AND CLASS R SHARES.ON SEPTEMBER 30, 1999
(COMMENCEMENT OF INITIAL OFFERING) THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                Year Ended October 31,
                                                                                            --------------------------------

                                                                                          2000                          1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                                               230,437                       85,939

Shares issued for dividends reinvested                                                      6,368                           --

Shares redeemed                                                                          (188,380)                        (178)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                              48,425                       85,761
--------------------------------------------------------------------------------

CLASS B

Shares sold                                                                                63,313                       40,150

Shares issued for dividends reinvested                                                      3,428                           --

Shares redeemed                                                                           (10,768)                          --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                              55,973                       40,150
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                                                18,115                       40,298

Shares issued for dividends reinvested                                                      3,486                           --

Shares redeemed                                                                            (3,840)                          --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                              17,761                       40,298
--------------------------------------------------------------------------------

CLASS R

Shares sold                                                                                 3,232                       40,557

Shares issued for dividends reinvested                                                      2,965                           --

Shares redeemed                                                                                --                         (366)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                               6,197                       40,191
--------------------------------------------------------------------------------

CLASS T

Shares sold                                                                                    --                           71

Shares issued for dividends reinvested                                                          5                           --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                   5                           71

(A)  ON DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) THE FUND COMMENCED
SELLING CLASS A, CLASS B, CLASS C AND CLASS R SHARES. ON SEPTEMBER 30, 1999
(COMMENCEMENT OF INITIAL OFFERING) THE FUND COMMENCED SELLING CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                     Class A Shares                      Class B Shares
                                                                     ------------------------------------------------------
                                                                   Year Ended October 31,                Year Ended October 31,
                                                                   -----------------------------------------------------------

                                                                  2000        1999(a)                   2000         1999(a)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.05          12.50                   13.96        12.50

Investment Operations:

Investment (loss)--net                                           (.08)(b)       (.03)(b)                (.21)(b)     (.12)(b)

Net realized and unrealized

   gain (loss) on investments                                    3.99           1.58                    3.97         1.58

Total from Investment Operations                                 3.91           1.55                    3.76         1.46

Distributions:

Dividends from net realized
   gain on investments                                          (1.19)            --                   (1.19)          --

Net asset value, end of period                                  16.77          14.05                   16.53        13.96
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                            28.06          12.40(d)                27.11        11.68(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.01(d)                 3.00         2.68(d)

Ratio of net investment (loss)

   to average net assets                                         (.46)          (.21)(d)               (1.16)        (.87)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       1.60           3.29(d)                 1.48         3.29(d)

Portfolio Turnover Rate                                        137.97         104.68(d)               137.97       104.68(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           2,251          1,205                   1,589          560

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        Class C Shares                   Class R Shares
                                                                        -------------------------------------------------

                                                                  Year Ended October 31,              Year Ended October 31,
                                                                  --------------------------------------------------------------

                                                                  2000        1999(a)                   2000         1999(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             13.96          12.50                    14.09       12.50

Investment Operations:

Investment income (loss)--net                                     (.21)(b)       (.12)(b)                 (.03)(b)     .00(bc)

Net realized and unrealized gain (loss)

   on investments                                                 3.97           1.58                     3.99        1.59

Total from Investment Operations                                  3.76           1.46                     3.96        1.59

Distributions:

Dividends from net realized
   gain on investments                                           (1.19)            --                    (1.19)         --

Net asset value, end of period                                   16.53          13.96                    16.86       14.09
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 27.11(d)       11.68(d,e)               28.45       12.64(e)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           3.00           2.68(e)                  1.98        1.79(e)

Ratio of net investment income (loss)

   to average net assets                                         (1.21)          (.87)(e)                 (.19)        .03(e)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        1.68           3.29(e)                  1.68        3.28(e)

Portfolio Turnover Rate                                         137.97         104.68(e)                137.97      104.68(e)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                              960            563                      782         566

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Class T Shares
                                                                                         ----------------------

                                                                                       Year Ended October 31,
                                                                                       ----------------------

                                                                                        2000          1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    14.03          14.02

Investment Operations:

Investment (loss)--net                                                                   (.21)(b)       (.04)(b)

Net realized and unrealized gain (loss)

   on investments                                                                        3.99            .05

Total from Investment Operations                                                         3.78            .01

Distributions:

Dividends from net realized gain on investments                                         (1.19)            --

Net asset value, end of period                                                          16.62          14.03
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                    27.11            .07(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  2.50            .22(d)

Ratio of net investment (loss)

   to average net assets                                                                 (.73)          (.22)(d)

Decrease reflected in above expense

   ratios due to undertakings by
   The Dreyfus Corporation                                                               1.71            .42(d)

Portfolio Turnover Rate                                                                137.97         104.68(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                                       1              1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier European Equity Fund (the "fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is a wholly-owned subsidiary of Mellon Bank, N.A

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:


                Class A                        85,832                       Class C                       42,940

                Class B                        42,940                       Class R                       42,907

                                                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,729 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment loss by $38,979, decreased accumulated net realized gain (loss) on investments by $38,948, and decreased paid-in capital by $31. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 1999 through October 31, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $83,720 during the period ended October 31, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:


          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $10,210, $7,270 and $3, respectively, pursuant to the Plan, of which $7,819, $5,134 and $2 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $5,313, $3,403, $2,423 and $3, respectively, pursuant to the Shareholder Services Plan, of which $3,929, $2,606, $1,711 and $2 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $1,069 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2000, amounted to $8,646,826 and $6,856,649, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2000:



                                                            Foreign
                                                            Currency                                             Unrealized
Forward Currency Exchange Contracts                          Amounts          Cost ($)         Value ($)      Appreciation ($)
--------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Euro, expiring 11/2/2000                                       7,716             6,505            6,552               47

British Pounds,
    expiring 11/1/2000                                         3,169             4,547            4,591               44

TOTAL                                                                                                                 91

(b) At October 31, 2000, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $37,422, consisting of $383,378 gross unrealized appreciation and $420,800 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier European Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier European Equity Fund (one of the series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier European Equity Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                 [E & Y signature logo]
New York, New York
December 12, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2000:

   -- the total amount of taxes paid to foreign countries was $12,966

   -- the total amount of income sourced from foreign countries was $88,555

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2000 calendar year with Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund

NOTES



                        For More Information

                        Dreyfus Premier European Equity Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited

                        71 Queen Victoria Street

                        London, EC4V 4DR

                        England

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  223AR0010




Dreyfus Premier
International
Growth Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                      International Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier International Growth Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

The MSCI Europe, Australasia, Far East Index, a popular measure of international stock market performance, fell almost 3% over the 12-month reporting period in an investment environment marked by dramatic price fluctuations. International stocks were adversely influenced by slowing economic growth in the U.S. and Europe. Additionally, the moderating effects of the Federal Reserve Board's interest-rate hikes during 2000 to prevent domestic inflationary pressures from reemerging also affected global economies along with higher energy prices and a weak euro.

Since some global equities in general provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, including international markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier International Growth Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced total returns of 10.70% for Class A shares, 9.72% for Class B shares, 9.45% for Class C shares and 10.84% for Class R shares.(1) This compares with a -1.44% total return produced by the fund's benchmark, the Morgan Stanley Capital International
(MSCI) World ex U.S. Index, for the same period.(2)

The public offering of the fund's Class T shares commenced on March 1, 2000. From March 1, 2000 through October 31, 2000, the fund's Class T shares produced a total return of -24.37% , evidence of the fund's volatility during the period.(1)

We attribute the fund's strong performance relative to that of its benchmark to our successful country, sector and individual stock selection in a generally positive but volatile market for international growth stocks. However, a significant portion of the fund's returns were realized in the first half of the reporting period, with weaker results beginning in mid-March.

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find the best-managed, best-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a strong brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

factors are the marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers as well as that of their local markets.

The fund has typically held 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world.

What other factors influenced the fund's performance?

The fund's positive performance was particularly notable during the first half of the reporting period, a time marked by strong global demand for growth stocks. However, the mid-March decline in the technology rich Nasdaq had a direct negative impact on international growth stocks and the fund as well. Investors grew concerned over lofty stock prices within the technology sector and about whether higher interest rates might affect stock valuations overall. As a result, the rapid swings in the stock markets and the shifts in investor sentiment trimmed the gains we had established earlier, reducing the fund's overall return.

The fund also placed a significant investment emphasis in the telecommunications, media and technology sectors, where early strength boosted performance, but later weakness held back performance. The Japanese market advanced early in the reporting period, then slowed, as growth stocks weakened from December. That' s because an oversupply of stocks caused by both newly issued shares as well as the unwinding of intercompany stock ownership put downward pressure on prices throughout the second half of the reporting period. European stock markets also began the reporting period with a sharp advance for the growth stocks in which the fund invests. However, a combination of a lower euro value and higher energy prices began to erode consumer confidence and slow European growth through the second half of the reporting period, which ultimately hurt the fund.

What is the fund's current strategy?

When growth stock prices declined in the latter half of the period, we selectively added some new investments that we believed represented attractive investment opportunities. After trimming our exposure to the telecommunications sector, and slightly reducing our technology position, particularly in the telecommunications equipment and semiconductor manufacturing sectors, we increased our exposure in business services, software and selected utilities. We have made these changes across the board, placing emphasis in each investment on reasonableness of valuation and potential for profitability.

We are also attempting to remain geographically balanced. Japan, which remains our largest single country exposure, is a market where, in our view, growth stocks are reasonably priced. Continental Europe is an attractive area in terms of its underlying economic conditions and earnings environment. We have concentrated our European investments in manufacturers of wireless equipment and semiconductors, particularly in smaller markets such as France, Sweden and Finland. We are also pleased that our de-emphasis in the United Kingdom early in the reporting period enabled us to avoid the near collapse of prices in its financial services sector. Finally, our exposure to emerging markets remains moderate, with investments in Latin American stocks that are closely tied to the U.S. markets and world-class Asian technology manufacturers.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Growth Fund Class A shares and the Morgan Stanley Capital International World Ex U.S. Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER INTERNATIONAL GROWTH FUND ON 1/31/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R, AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 10/31/00

                                                                  Inception                           From

                                                                  Date       1 Year    5 Years        Inception
------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                           1/31/92   4.34%      8.81%            9.06%
WITHOUT SALES CHARGE                                                1/31/92  10.70%     10.10%            9.79%

CLASS B SHARES
WITH REDEMPTION((+))                                                1/15/93   5.72%      8.96%            9.09%
WITHOUT REDEMPTION                                                  1/15/93   9.72%      9.24%            9.09%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                              9/5/95   8.45%      9.15%            8.92%
WITHOUT REDEMPTION                                                   9/5/95   9.45%      9.15%            8.92%

CLASS R SHARES
                                                                     9/5/95  10.84%     10.28%           10.04%
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/00

                                                                  Inception                           From

                                                                  Date       1 Year    5 Years        Inception
------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                             3/1/00  --          --         (27.78%)
WITHOUT SALES CHARGE                                                 3/1/00  --          --         (24.37%)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2000


COMMON STOCKS--96.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--4.3%

Aracruz Celulose, ADR                                                                            26,750                  401,250

Embraer-Empresa Brasileira de Aeronautica, ADR                                                   57,500                1,663,906

Petroleo Brasileiro, ADR                                                                         16,225  (a)             471,539

Tele Norte Leste Participacoes, ADR                                                              56,825                1,257,253

                                                                                                                       3,793,948

CANADA--1.7%

Nortel Networks                                                                                  34,100                1,533,767

DENMARK--3.1%

ISS                                                                                              15,475  (a)             953,253

Novo Nordisk, Cl. B                                                                               8,425                1,787,584

                                                                                                                       2,740,837

FINLAND--4.5%

Nokia, ADR                                                                                       51,275                2,192,006

Perlos                                                                                           86,300                1,839,261

                                                                                                                       4,031,267

FRANCE--12.5%

Accor                                                                                            40,600                1,644,384

Alcatel                                                                                          41,775                2,550,375

Altran Technologies                                                                               4,850                  992,059

Business Objects                                                                                 13,725  (a)           1,060,505

Dassault Systemes                                                                                18,175                1,386,600

Havas Advertising                                                                                72,125                1,162,973

STMicroelectronics                                                                               12,325                  622,154

Total Fina Elf                                                                                   12,075                1,728,636

                                                                                                                      11,147,686

GERMANY--1.2%

Epcos                                                                                            14,400  (a)           1,094,320

HONG KONG--2.4%

China Mobile (Hong Kong)                                                                        290,500  (a)           1,867,374

MTR                                                                                             189,425                  280,545

                                                                                                                       2,147,919

ISRAEL--2.4%

Check Point Software Technologies                                                                10,175  (a)           1,611,466

Partner Communications, ADR                                                                      88,300  (a)             529,800

                                                                                                                       2,141,266


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------


ITALY--6.4%

Alleanza Assicurazioni                                                                          186,000                2,490,597

Saipem                                                                                          314,275                1,667,818

San Paolo--IMI                                                                                   94,050                1,521,292

                                                                                                                       5,679,707

JAPAN--16.3%

Ajinomoto                                                                                       157,000                1,755,878

FAST RETAILING                                                                                    7,800                1,919,879

Furukawa Electric                                                                                51,000                1,341,798

MURATA MANUFACTURING                                                                              8,330                  997,294

NEC                                                                                              67,000                1,277,536

NIPPON TELEGRAPH AND TELEPHONE                                                                      106                  964,917

PIONEER                                                                                          32,000                  991,521

TOKYO GAS                                                                                       603,000                1,575,423

TOYODA GOSEI                                                                                     30,000                1,837,100

Taiyo Yuden                                                                                      18,000                  688,087

Takeda Chemical Industries                                                                       18,000                1,186,414

                                                                                                                      14,535,847

LUXEMBOURG--1.5%

Societe Europeenne des Satellites                                                                10,050                1,339,752

MEXICO--1.5%

Cemex, ADR                                                                                       62,670                1,323,904

NETHERLANDS--7.7%

Heineken                                                                                         24,500                1,331,389

Koninklijke (Royal) Philips Electronics, ADR                                                     65,525                2,616,905

TNT Post                                                                                         74,400                1,576,799

VNU                                                                                              29,225                1,377,229

                                                                                                                       6,902,322

SINGPAORE--2.3%

Flextronics International                                                                        31,600  (a)           1,200,800

Singapore Press                                                                                  62,000                  886,623

                                                                                                                       2,087,423

SOUTH KOREA--1.3%

Samsung Electronics, GDR                                                                         16,000  (b)           1,184,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPAIN--3.4%

Altadis                                                                                         105,100                1,575,093

Banco Santander Central Hispano                                                                 145,050                1,406,510

                                                                                                                       2,981,603

SWEDEN--4.6%

Assa Abloy, Cl. B                                                                                70,125                1,290,816

ForeningsSparbanken                                                                             121,175                1,739,557

Securitas, Cl. B                                                                                 49,250                1,049,445

                                                                                                                       4,079,818

SWITZERLAND--3.6%

Swatch                                                                                            1,325                1,754,283

Synthes-Stratec                                                                                   2,325                1,480,932

                                                                                                                       3,235,215

TAIWAN--.8%

Taiwan Semiconductor Manufacturing, ADR                                                          29,500  (a)             669,281

UNITED KINGDOM--15.3%

BP Amoco, ADS                                                                                    27,600                1,405,875

Energis                                                                                         163,250  (a)           1,394,265

Glaxo Wellcome                                                                                   56,100                1,612,549

Logica                                                                                           42,125                1,244,416

Logica (Fully Paid)                                                                               3,740                  107,287

Marconi                                                                                          97,150                1,224,533

Nycomed Amersham                                                                                124,172                1,109,986

Reckitt Benckiser                                                                                93,975                1,233,528

Sage                                                                                            161,075                1,173,828

Vodafone                                                                                        473,359                1,966,539

WPP                                                                                              85,825                1,150,175

                                                                                                                      13,622,981

TOTAL COMMON STOCKS

   (cost $84,646,432)                                                                                                 86,272,863



PREFERRED STOCK--1.6%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY:

Fresenius Medical Care                                                                           16,508                  700,847

MLP                                                                                               5,410                  730,388

TOTAL PREFERRED STOCK
   (cost $1,341,294)                                                                                                   1,431,235
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--1.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Assoc. Corp. of North America,

  6.61%, 11/1/2000

   (cost $1,500,000)                                                                          1,500,000                1,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $87,487,726)                                                              100.1%              89,204,098

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)                (61,664)

NET ASSETS                                                                                        100.0%              89,142,434

(A) NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2000, THIS SECURITY
AMOUNTED TO $1,184,000 OR APPROXIMATELY 1.3% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  87,487,726  89,204,098

Cash                                                                    146,693

Receivable for investment securities sold                             1,434,772

Receivable for shares of Common Stock subscribed                        277,650

Dividends receivable                                                    121,274

Prepaid expenses                                                         15,107

                                                                     91,199,594
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            80,156

Payable for investment securities purchased                           1,790,568

Payable for shares of Common Stock redeemed                             103,163

Accrued expenses                                                         83,273

                                                                      2,057,160
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       89,142,434
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      64,520,218

Accumulated net realized gain (loss) on

   investments and foreign currency transactions                     22,920,802

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                   1,701,414
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       89,142,434


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R      Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       74,590,101            10,047,323            2,986,648            1,502,462       15,900

Shares Outstanding                    4,332,994               607,377              186,393               87,262          928
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          17.21                16.54                 16.02                17.22        17.13

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $127,142 foreign taxes witheld at source)       854,770

Interest                                                               363,037

TOTAL INCOME                                                         1,217,807

EXPENSES:

Management fee--Note 3(a)                                              766,552

Shareholder servicing costs--Note 3(c)                                 352,084

Distribution fees--Note 3(b)                                           146,364

Custodian fees                                                         121,151

Professional fees                                                       60,473

Registration fees                                                       51,098

Prospectus and shareholders' reports                                    29,758

Directors' fees and expenses--Note 3(d)                                 18,766

Miscellaneous                                                           11,886

TOTAL EXPENSES                                                       1,558,132

INVESTMENT (LOSS)                                                     (340,325)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
   foreign currency transactions                                    23,472,304

Net unrealized appreciation (depreciation) on investments

    and foreign currency transactions                              (10,750,459)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              12,721,845

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,381,520

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                   2000(a)            1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (340,325)         (167,942)

Net realized gain (loss) on investments        23,472,304         8,656,131

Net unrealized appreciation (depreciation)
   on investments                             (10,750,459)        7,868,350

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,381,520        16,356,539
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --           (62,191)

Class R shares                                         --              (300)

Net realized gain on investments:

Class A shares                                 (2,226,325)               --

Class B shares                                   (869,983)               --

Class C shares                                    (39,906)               --

Class R shares                                     (3,736)               --

TOTAL DIVIDENDS                                (3,139,950)          (62,491)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                378,973,230        97,018,471

Class B shares                                 16,634,823         8,889,496

Class C shares                                 48,923,680         7,676,981

Class R shares                                  1,818,995            44,552

Class T shares                                     18,000                --


                                                     Year Ended October 31,
                                             -----------------------------------

                                                   2000(a)            1999
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                  2,149,731            58,864

Class B shares                                    825,027                --

Class C shares                                     36,703                --

Class R shares                                      3,736               295

Cost of shares redeemed:

Class A shares                               (370,244,932)      (89,448,790)

Class B shares                                (36,461,729)      (42,381,559)

Class C shares                                (47,403,169)       (7,274,598)

Class R shares                                   (191,536)          (11,506)

Class T shares                                     (1,000)               --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (4,918,441)      (25,427,794)

TOTAL INCREASE (DECREASE) IN NET ASSETS         4,323,129        (9,133,746)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            84,819,305        93,953,051

END OF PERIOD                                  89,142,434        84,819,305

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                             -----------------------------------

                                                   2000(a)           1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                    19,388,596        6,604,528

Shares issued for dividends reinvested            113,923            4,348

Shares redeemed                               (18,835,117)      (6,067,447)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     667,402          541,429
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       888,591          634,452

Shares issued for dividends reinvested             45,157               --

Shares redeemed                                (1,920,712)      (3,029,148)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (986,964)      (2,394,696)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     2,698,297          552,113

Shares issued for dividends reinvested              2,067               --

Shares redeemed                                (2,577,677)        (519,809)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     122,687           32,304
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        90,734            3,155

Shares issued for dividends reinvested                198               22

Shares redeemed                                    (9,433)            (827)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      81,499            2,350
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           982               --

Shares redeemed                                       (54)              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         928               --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2000, 1,102,222 CLASS B SHARES REPRESENTING $21,340,470 WERE AUTOMATICALLY CONVERTED TO 1,064,629 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 1,484,026 CLASS B SHARES REPRESENTING $20,911,825 WERE AUTOMATICALLY CONVERTED TO 1,444,292 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                    Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS A SHARES                                               2000            1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        16.07           13.33            16.45           16.59          16.10

Investment Operations:

Investment income (loss)--net                                (.03)(a)         .00(a,b)         .26             .00(b)         .14

Net realized and unrealized gain

   (loss) on investments                                     1.79            2.76             (.86)           2.24           1.44

Total from Investment Operations                             1.76            2.76             (.60)           2.24           1.58

Distributions:

Dividends from investment income--net                          --            (.02)              --            (.17)          (.25)

Dividends from net realized
   gain on investments                                       (.62)             --            (2.52)           (2.21)         (.84)

Total Distributions                                          (.62)           (.02)           (2.52)           (2.38)        (1.09)

Net asset value, end of period                              17.21           16.07            13.33            16.45         16.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         10.70           20.74            (4.50)           15.00         10.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     1.37            1.42             1.27             1.30          1.31

Ratio of interest expense
   to average net assets                                       --              --              .08               --            --

Ratio of net investment income

    (loss) to average net assets                             (.15)           (.01)             .55              .00(d)        .76

Portfolio Turnover Rate                                    221.46          221.94           193.76           161.62        176.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      74,590          58,908           41,637           59,030        66,907

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS B SHARES                                               2000            1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        15.59           13.00           16.22           16.37            15.90

Investment Operations:

Investment income (loss)--net                                (.20)(a)        (.06)(a)        (.03)(a)        (.14)             .00(b

Net realized and unrealized gain

   (loss) on investments                                     1.77            2.65            (.67)           2.24             1.44

Total from Investment Operations                             1.57            2.59            (.70)           2.10             1.44

Distributions:

Dividends from investment income--net                          --              --              --            (.04)            (.13)

Dividends from net realized
   gain on investments                                       (.62)             --           (2.52)          (2.21)            (.84)

Total Distributions                                          (.62)             --           (2.52)          (2.25)            (.97)

Net asset value, end of period                              16.54            15.59          13.00           16.22            16.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          9.72            19.83          (5.22)          14.14             9.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                        2.18             2.18           2.04            2.05             2.06

Ratio of interest expense
   to average net assets                                       --               --            .08              --               --

Ratio of net investment income (loss)

   to average net assets                                    (1.13)            (.41)          (.20)           (.76)             .01

Portfolio Turnover Rate                                    221.46           221.94         193.76          161.62           176.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      10,047           24,853         51,873          66,781           71,983

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                    Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS C SHARES                                               2000            1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        15.16            12.66          15.87           16.20            15.90

Investment Operations:

Investment income (loss)--net                                (.17)(a)         (.14)(a)       (.03)(a)        (.12)(a)          .28

Net realized and unrealized gain

   (loss) on investments                                     1.65             2.64           (.66)           2.18             1.14

Total from Investment Operations                             1.48             2.50           (.69)           2.06             1.42

Distributions:

Dividends from investment income--net                          --               --            --             (.18)            (.28)

Dividends from net realized
   gain on investments                                       (.62)              --          (2.52)          (2.21)            (.84)

Total Distributions                                          (.62)              --          (2.52)          (2.39)           (1.12)

Net asset value, end of period                              16.02            15.16          12.66           15.87            16.20
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                          9.45            19.75          (5.34)          14.17             9.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     2.14             2.22           2.04            2.10             1.90

Ratio of interest expense to
   average net assets                                          --               --            .08             .01               --

Ratio of investment (loss)

   to average net assets                                     (.89)            (.97)          (.19)           (.73)            (.19)

Portfolio Turnover Rate                                    221.46           221.94         193.76          161.62           176.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       2,987              966            397             291               53

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS R SHARES                                               2000            1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        16.05           13.32           16.43           16.59            16.11

Investment Operations:

Investment income (loss)--net                                (.02)(a)         .02(a)          .33             .17              .26

Net realized and unrealized gain

   (loss) on investments                                     1.81            2.77            (.92)           2.10             1.35

Total from Investment Operations                             1.79            2.79            (.59)           2.27             1.61

Distributions:

Dividends from investment income--net                          --            (.06)             --            (.22)            (.29)

Dividends from net realized
   gain on investments                                       (.62)             --           (2.52)          (2.21)            (.84)

Total Distributions                                          (.62)           (.06)          (2.52)          (2.43)           (1.13)

Net asset value, end of period                              17.22           16.05           13.32           16.43            16.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            10.84           21.04           (4.44)          15.21            10.45
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     1.20            1.24            1.08            1.09              .87

Ratio of interest expense
   to average net assets                                       --              --             .08             .01               --

Ratio of net investment income

   (loss) to average net assets                              (.13)            .15             .70             .21              .94

Portfolio Turnover Rate                                    221.46          221.94          193.76          161.62           176.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,502              92              45              80                4

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                 Year Ended
CLASS T SHARES                                           October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   22.65

Investment Operations:

Investment (loss)                                                       (.06)(b)

Net realized and unrealized gain

  (loss) on investments                                                (5.46)

Total from Investment Operations                                       (5.52)

Net asset value, end of period                                         17.13
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                   (24.37)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.16(d)

Ratio of investment (loss)

  to average net assets                                                 (.36)(d)

Portfolio Turnover Rate                                               221.46
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     16

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "fund" ) is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the " Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is to maximize capital growth. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On July 12, 1999, the Board of Directors approved the addition of Class T shares, which became effective March 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $340,325 and increased accumulated net realized gain (loss) on investments by $55,753 and decreased paid-in capital by $396,078. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rate in effect from time to time. During the period ended October 31, 2000, the fund did not borrow under the line of credit.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $8,957 during the period ended October 31, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $131,936,
$14,408 and $20, respectively, pursuant to the Plan, of which $71,087, $11,064 and $20 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $205,435, $43,979, $4,803 and $20, respectively, pursuant to the Shareholder Services Plan, of which $143,714, $23,696, $3,688 and $20 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $66,535 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended October 31, 2000, amounted to $208,366,295 and $209,569,413, respectively.

At  October 31, 2000, accumulated net unrealized appreciation on investments was
$1,716,372,   consisting   of   $7,195,965  gross  unrealized  appreciation  and
$5,479,593 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Premier International Growth Fund (one of the Series constituting Dreyfus Premier International Funds, Inc.) as of
October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Growth Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                      [Ernst & Young signature logo]


New York, New York
December 12, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2000:

   -- the total amount of taxes paid to foreign countries was $127,142

   -- the total amount of income sourced from foreign countries was $892,007

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2000 calendar year with Form 1099-DIV which will be mailed by January 31, 2001.

For Federal tax purposes, the fund hereby designates $.6240 per share as a long-term capital gain distribution paid on December 13, 1999.


                                                           For More Information

                        Dreyfus Premier  International Growth Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  092AR0010

Dreyfus Premier
Japan Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                            26   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                     Japan Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Japan Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto.

The MSCI Europe, Australasia, Far East Index, a popular measure of international stock market performance, fell almost 3% over the 12-month reporting period in an investment environment marked by dramatic price fluctuations. International stocks were adversely influenced by slowing economic growth in the U.S. and Europe. Additionally, the moderating effects of the Federal Reserve Board's interest-rate hikes during 2000 to prevent domestic inflationary pressures from reemerging also affected global economies along with higher energy prices and a weak euro.

Since some global equities in general provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations in equities. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, including international markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Premier Japan Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Premier Japan Fund perform relative to its benchmark?

Since its inception on December 15, 1999 through the end of the reporting period on October 31, 2000, Dreyfus Premier Japan Fund produced total returns of -1.12% for Class A shares, -1.84% for Class B shares, -1.84% for Class C shares, -0.96% for Class R shares, and -1.36% for Class T shares.(1) In comparison, the fund's benchmark, the MSCI Japan Index (the "Index" ), produced a total return of -20.19% from December 31, 1999 through October 31, 2000.(2)

We attribute the fund's performance primarily to an unsettled economic environment, which led to heightened volatility in the Japanese equities market. The fund benefited from our theme-based investment approach, which led us to focus the fund's assets on several industry sectors that performed better than average.

What is the fund's investment approach?

The fund invests primarily in stocks of Japanese companies with a wide range of market capitalizations, including small-, mid- and large-cap companies. We generally invest 60% or more of the fund's assets in Japanese companies with market caps of at least $1.5 billion at the time of investment.

Our investment selection process focuses on themes that we believe are likely to drive global economic growth, such as the impact of new technologies and the globalization of industries and brands. These themes help us identify industries and market sectors that we believe offer above-average opportunities for long-term growth.

Within selected markets and industries, we seek attractively priced companies that appear to have substantial competitive advantages over their peers. We use fundamental analysis in making individual purchasing decisions, and we generally hold a security until the company's
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

prospects decline, its stock becomes fully valued by the market, or the theme underlying our investment changes. Since many of the fund's securities are denominated in yen, we may occasionally engage in currency hedging to protect against depreciation versus the U.S. dollar.

What other factors influenced the fund's performance?

The fund benefited from continuing slow improvement of the Japanese economy in the wake of the 1998 recession. Recovery trends established early in 1999 held steady throughout the reporting period. Many Japanese companies benefited from a healthier regional economy and internal restructurings undertaken in response to the challenges of recession.

The fund took advantage of these trends during the period by focusing on restructuring as a key theme. We looked for undervalued industries in which we believed organizational changes were likely to produce heightened productivity and sharpened competitiveness. Among the most promising opportunities we identified was the Japanese non-bank financial industry, including credit card companies, such as ACOM, and short-term consumer lenders, such as Credit Saison. We also identified attractive investment opportunities based on this restructuring theme in the industrial sector, such as KOMORI and Nissan Motor.

Other industries that supported the fund's positive performance included media and technology companies, where we maintained our value-conscious investment approach. By avoiding the most highly valued technology stocks, we limited the fund's losses during the technology correction that occurred in March and April 2000. In late April and early May, with global economies showing signs of slowing, we reduced our export-oriented technology holdings. Instead, we shifted assets into more value-conscious and less economically sensitive industries. In particular, we increased our holdings of reasonably priced Japanese pharmaceutical companies, such as DAIICHI Pharmaceutical and Nippon Shinyaku, which performed well through the rest of the period. Among our remaining technology stocks, we concentrated on domestic Japanese internet infrastructure companies, such as ITOCHU TECHNO-SCIENCE, rather than export-oriented semiconductor and equipment makers.

What is the fund's current strategy?

As of the end of the reporting period, the Japanese economy continues to show signs of continued, albeit slow, recovery. The Japanese yen remains relatively stable in relation to the strong U.S. dollar. However, domestic Japanese consumption remains flat and global demand shows signs of slowing growth, creating challenges for Japanese exporters. Therefore, we continue to look for investment opportunities among companies positioned to benefit from restructuring, particularly those focused on the domestic Japanese market. We hold relatively large positions among non-bank financials (approximately 14% of the fund, versus approximately 2% of the Index) and pharmaceuticals (approximately 12% of the fund, versus approximately 4.6% of the Index). We believe these domestically focused sectors remain attractively valued while offering strong prospects for stable, long-term growth.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Japan Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Morgan Stanley Capital International Japan Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES OF DREYFUS PREMIER JAPAN FUND ON 12/15/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES INTENDED TO REPLICATE THE INDUSTRY COMPOSITION OF THE LOCAL MARKET. THE MSCI SELECTED STOCKS INCLUDES A REPRESENTATIVE SAMPLING OF LARGE, MEDIUM AND SMALL CAPITALIZATION WEIGHTED STOCKS, TAKING EACH STOCK'S LIQUIDITY INTO ACCOUNT. THE RETURNS OF THE INDEX INCLUDES NET DIVIDENDS REINVESTED.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Actual Aggregate Total Returns AS OF 10/31/00

                                                                                      Inception                          From
                                                                                        Date                           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                                12/15/99                         (6.79%)
WITHOUT REDEMPTION                                                                       12/15/99                         (1.12%)

CLASS B SHARES
WITH REDEMPTION ((+))                                                                    12/15/99                         (5.77%)
WITHOUT REDEMPTION                                                                       12/15/99                         (1.84%)

CLASS C SHARES
WITH REDEMPTION ((+)(+))                                                                 12/15/99                         (2.82%)
WITHOUT REDEMPTION                                                                       12/15/99                         (1.84%)

CLASS R SHARES                                                                           12/15/99                         (0.96%)
CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                                 12/15/99                         (5.81%)
WITHOUT SALES CHARGE                                                                     12/15/99                         (1.36%)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--97.6%                                    Shares                 Value ($)
----------------------------------------------------------------------------------------------

COMMUNICATIONS--5.7%

NIPPON TELEGRAPH AND TELEPHONE                               8                   72,824

NTT DoCoMo                                                   2                   49,319

                                                                                122,143

CONSUMER ELECTRONICS--7.9%

ALPS ELECTRIC                                            2,000                   39,602

Matsushita-Kotobuki Electronics Industries               3,000                   58,991

OLYMPUS OPTICAL                                          5,000                   69,120

                                                                                167,713

ELECTRONIC TECHNOLOGY--2.8%

MURATA MANUFACTURING                                       500                   59,862

FINANCIAL--19.9%

ACOM                                                     1,100                   89,041

AIFUL                                                      800                   63,070

Bank of Yokohama                                         9,000                   44,140

Credit Saison                                            4,200                   88,940

Dai-Tokyo Fire & Marine Insurance                       20,000                   58,486

Promise                                                    800                   60,063

Sakura Bank                                              3,000                   21,864

                                                                                425,604

MACHINERY--7.6%

GLORY                                                    4,000                   66,737

KOMORI                                                   3,000                   35,834

SANKYO                                                   1,800                   59,733

                                                                                162,304

MINING & METALS--3.5%

KANEKA                                                   4,000                   38,869

Sumitomo Electric Industries                             2,000                   36,944

                                                                                 75,813

PHARMACEUTICAL--13.3%

DAIICHI PHARMACEUTICAL                                   3,000                   85,255

KISSEI PHARMACEUTICAL                                    3,000                   54,975

KYORIN Pharmaceutical                                    2,000                   65,820

Nippon Shinyaku                                          8,000                   78,471

                                                                                284,521

REAL ESTATE--2.5%

Mitsubishi Estate                                        5,000                   53,170



COMMON STOCKS (CONTINUED)                               Shares                   Value ($)
------------------------------------------------------------------------------------------------

RETAIL--14.0%

ADERANS                                                  1,900                   69,496

ITO-YOKADO                                               2,000                   90,388

KIRIN BREWERY                                            4,000                   41,729

NISSAN MOTOR                                             7,000  (a)              48,063

OTSUKA KAGU                                                600                   48,953

                                                                                298,629

SERVICES--20.4%

Aoi Advertising Promotion                                  300                    2,778

DATA COMMUNICATION SYSTEM                                  600                   36,412

FUJITSU SUPPORT AND SERVICE                                800                   97,245

ITOCHU TECHNO-SCIENCE                                      300                   71,339

KONAMI                                                     600                   50,603

MEITEC                                                     900                   37,787

NAMCO LIMITED                                            2,000                   51,703

Net One Systems                                              3                   89,105

                                                                                436,972
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,139,183)                      97.6%                2,086,731

CASH AND RECEIVABLES (NET)                                2.4%                   51,438

NET ASSETS                                              100.0%                2,138,169

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,139,183  2,086,731

Cash denominated in foreign currencies                     34,706      34,848

Receivable for investment securities sold                             123,254

Dividends receivable                                                    5,611

Prepaid expenses                                                            7

Due from The Dreyfus Corporation                                       32,151

                                                                    2,282,602
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                        52,183

Payable for investment securities purchased                            60,246

Accrued expenses and other liabilities                                 32,004

                                                                      144,433
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      2,138,169
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     2,123,747

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                        66,951

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    (52,529)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      2,138,169

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          507,137              404,261              397,094              435,160              394,517

Shares Outstanding                       41,049               32,941               32,357               35,143               32,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.35                12.27                12.27                12.38                12.33

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From December 15, 1999 (commencement of operations) to October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,102 foreign taxes withheld at source)         11,915

Interest                                                                 5,849

TOTAL INCOME                                                            17,764

EXPENSES:

Investment advisory fee-Note 3(a)                                       20,591

Registration fees                                                       60,796

Legal fees                                                              43,446

Auditing fees                                                           26,312

Custodian fees                                                           7,423

Distribution fees-Note 3(b)                                              6,788

Prospectus and shareholders' reports                                     5,754

Shareholder servicing costs-Note 3(c)                                    4,741

Directors' fees and expenses-Note 3(d)                                     445

Miscellaneous                                                            5,723

TOTAL EXPENSES                                                         182,019

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking -Note 3 (a)                                      (129,925)

NET EXPENSES                                                            52,094

INVESTMENT (LOSS)                                                      (34,330)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                            84,293

Net realized gain (loss) on forward currency exchange contracts        (42,185)

NET REALIZED GAIN (LOSS)                                                42,108

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    (52,529)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (10,421)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (44,751)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                    Year Ended

                                                           October 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                      (34,330)

Net realized gain (loss) on investments                                 42,108

Net unrealized appreciation (depreciation) on investments              (52,529)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        (44,751)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                                       1,871,722

Class B shares                                                         417,399

Class C shares                                                         417,710

Class R shares                                                         450,000

Class T shares                                                         400,000

Cost of shares redeemed:

Class A shares                                                      (1,355,723)

Class B shares                                                          (4,919)

Class C shares                                                         (13,269)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS    2,182,920

TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,138,169
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                                                          -

END OF PERIOD                                                        2,138,169

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                    Year Ended

                                                           October 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                                            142,815

Shares redeemed                                                       (101,766)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           41,049
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                                             33,305

Shares redeemed                                                           (364)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           32,941
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                             33,257

Shares redeemed                                                           (900)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           32,357
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                                             35,143
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                                             32,000

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

B DURING THE PERIOD ENDED OCTOBER 31, 2000, 130 CLASS B SHARES REPRESENTING $1,817 WERE AUTOMATICALLY CONVERTED TO 130 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the period indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                    Year Ended

CLASS A SHARES                                             October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                      (.17)(b)

Net realized and unrealized gain (loss) on investments                  .02

Total from Investment Operations                                       (.15)

Net asset value, end of period                                        12.35
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                   (1.12)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               2.00(d)

Ratio of net investment (loss) to average net assets                 (1.24)(d)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                       5.48(d)

Portfolio Turnover Rate                                             327.77(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  507

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                    Year Ended

CLASS B SHARES                                             October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                      (.26)(b)

Net realized and unrealized gain (loss) on investments                  .03

Total from Investment Operations                                       (.23)

Net asset value, end of period                                        12.27
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                   (1.84)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               2.64(d)

Ratio of net investment (loss) to average net assets                 (1.88)(d)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                       5.59(d)

Portfolio Turnover Rate                                             327.77(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  404

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    Year Ended

CLASS C SHARES                                             October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                      (.26)(b)

Net realized and unrealized gain (loss) on investments                  .03

Total from Investment Operations                                       (.23)

Net asset value, end of period                                        12.27
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                   (1.84)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               2.64(d)

Ratio of net investment (loss) to average net assets                 (1.88)(d)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                       5.58(d)

Portfolio Turnover Rate                                             327.77(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  397

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                    Year Ended

CLASS R SHARES                                             October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                      (.14)(b)

Net realized and unrealized gain (loss) on investments                  .02

Total from Investment Operations                                       (.12)

Net asset value, end of period                                        12.38
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       (.96)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.75(c)

Ratio of net investment (loss) to average net assets                   (.99)(c)

Decrease reflected in above expense ratio
  due to undertaking by The Dreyfus Corporation                        5.56(c)

Portfolio Turnover Rate                                              327.77(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   435

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    Year Ended

CLASS T SHARES                                             October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment (loss)                                                      (.19)(b)

Net realized and unrealized gain (loss) on investments                  .02

Total from Investment Operations                                       (.17)

Net asset value, end of period                                        12.33
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                   (1.36)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                2.18(d)

Ratio of net investment (loss) to average net assets                  (1.42)(d)

Decrease reflected in above expense ratio

  due to undertaking by The Dreyfus Corporation                        5.57(d)

Portfolio Turnover Rate                                              327.77(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   395

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Japan Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund, which commenced operations on December 15, 1999. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is wholly-owned subsidiary of Mellon Bank, N.A.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC), a wholly-owned subsidiary of Dreyfus, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years) . Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As  of October 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon
Financial Corporation, held the following shares of the fund:

 Class A                        32,000                       Class R                       32,000

 Class B                        32,000                       Class T                       32,000

 Class C                        32,000

                                                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,749 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2000, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $34,330 accumulated net realized gain (loss) on investments by $24,843 and decreased paid-in capital by $59,173. Net assets were not effected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from December 15, 1999 through October 31, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $129,925 during the period ended October 31, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%


DSC retained $368 during the period ended October 31, 2000 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $2,910, $2,915 and $963, respectively, pursuant to the Plan, of which $2,266, $2,273 and $748 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $1,218, $970, $972, and $963, respectively, pursuant to the Shareholder Services Plan, of which $987, $755, $758 and $748 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $434 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2000, amounted to $9,396,075 and $7,338,068, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the for-

ward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2000 there were no open forward currency exchange contracts.

(b) At October 31, 2000, accumulated net unrealized depreciation on investments was $52,452, consisting of $111,516 gross unrealized appreciation and $163,968 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Japan Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Japan Fund (one of the series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 2000, and the related statements of operations and changes in net assets and financial highlights for the period from December 15, 1999 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Japan Fund at October 31, 2000, the results of its operations, the changes in net assets and the financial highlights for the period from December 15, 1999 to October 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                               [Ernst & Young signature logo]

New York, New York
December 12, 2000



NOTES

                        For More Information

                        Dreyfus Premier Japan Fund

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited

                        71 Queen Victoria Street

                        London, EC4V 4DR

                        England

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New ork, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  296AR0010





Dreyfus Premier
Global Allocation
Fund

ANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             7   Fund Performance

                             9   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            23   Financial Highlights

                            28   Notes to Financial Statements

                            35   Report of Independent Auditors

                            36   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Global Allocation Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Global Allocation Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Lex C. Huberts.

In the 12-month reporting period, the MSCI World Index rose approximately 1%, while the Salomon Smith Barney World Government Bond Index fell more than 5%. International stocks and bonds were adversely influenced by slowing economic growth in the U.S. and Europe. Additionally, the moderating effects of the Federal Reserve Board's interest-rate hikes during 2000 to prevent domestic inflationary pressures from reemerging also affected global economies, along with higher energy prices and a weak euro.

Since the investment environment in general provided returns well above their historical averages during the second half of the 1990s, some investors may have developed unrealistic expectations. Recent volatility has reminded investors of both the risks of investing and the importance of fundamental research and investment selection.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Lex C. Huberts, Portfolio Manager

How did Dreyfus Premier Global Allocation Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund produced a total return of -0.67% for Class A shares, -1.43% for Class B and Class C shares and -0.41% for Class R shares. From its inception on March 1, 2000 through October 31,
2000, the fund's Class T shares produced a total return of -3.88%.(1) This compares with a -0.21% return for the fund's global balanced benchmark, which consists of 60% Morgan Stanley Capital International World Index, 30% Salomon Smith Barney World Government Bond Index (unhedged) and 10% cash (as measured by the Salomon Smith Barney Three Month CD Index).(2)

Our asset allocation strategy, which de-emphasized stock investments early in the reporting period, held back the fund's performance as stocks continued to advance. However, after mid-March, stock markets began to decline and our underemphasis on stocks served to help performance.

What is the fund's investment approach?

The fund seeks to take advantage of discrepancies in price that, from time to time, occur in global financial markets. From a starting allocation of 60% exposure to stocks, we analyze the relative value of stocks versus bonds versus cash from the perspective of a local investor in each of the markets we follow. If we believe, based on the fundamental economic outlook, that stocks are inexpensive relative to bonds, we increase our stock allocation to over 60%. Over time, the relationship in price should return to its appropriate level, and stock prices will rise. Naturally, the converse is also true. If we believe stocks are overpriced relative to bonds, we reduce our exposure to a level under the benchmark.

Our country allocations are made on a country-by-country basis, again against a measure of each country's relative value; whether or not stocks, given the outlook for profits, are expensive or cheap in com-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

parison to stocks in other markets. In each country's market, we purchase individual stocks as well as instruments that represent the performance of the market as a whole.

Our currency hedging strategy seeks to add value by taking advantage of differences in real interest rates -- that is, interest rates that are adjusted for inflation. Discrepancies in real interest rates occur when a country's central bank manipulates monetary policy for domestic economic purposes, such as combating unemployment or attempting to offset inflation. The effects of these policies tend to spill over into international markets, creating opportunities for global investors. Additionally, demand for a currency with high real interest rates is generally strong and the value of such a currency will rise over time. We seek to emphasize currencies with high real interest rates and to de-emphasize those currencies with low real interest rates.

What other factors influenced the fund's performance?

Our de-emphasis on equities held back performance early in the period -- stocks in most major global markets advanced sharply. In particular, our limited exposure to U.S. stocks dampened our returns. By mid-March, however, when equity markets began to falter and the relative value of stocks began to improve, we increased our equity exposure to near, and later above, the benchmark's neutral stance. This increased commitment to stocks helped boost our returns, in spite of increased levels of volatility within the global equity markets.

At the beginning of the reporting period we viewed bonds as undervalued in comparison to stocks. However, bonds became more fairly valued, in our view, as the reporting period continued. High real U.S. dollar interest rates continued to make the U.S. bond market by far the world's most attractive, in our opinion.
As   yields   dropped,   our   emphasis  on  U.S.  bonds  boosted  performance.

As for our currency strategy, during much of the reporting period we believed that higher real U.S. interest rates would strengthen the dollar relative to other currencies. Accordingly, we hedged our foreign currency exposure, a move that benefited the fund as foreign currencies -- the yen in particular--depreciated steadily through the reporting period.

What is the fund's current strategy?

As of October 31, 2000, the fund's market exposure by country, taking into account physical securities holdings and derivatives, was as follows:

Market Exposure by Country (as of October 31, 2000)

United States       36.7%
Japan               26.7%
Germany             16.0%
United Kingdom       9.4%
Other                5.1%
The Netherlands      4.9%
Italy                1.2%

At the end of the reporting period, approximately 67% of the portfolio was invested in stocks, with the remaining 33% invested in bonds. In our view, stocks became somewhat cheaper relative to bonds when equity markets declined. As a result, we added to our U.S. equity holdings. We also continued to place a strong emphasis on Japanese stocks and increased our equity holdings there as well.

On October 17, 2000, the fund's Board of Directors approved a proposal to liquidate the fund and distribute its assets to shareholders on
                                                                        The Fund


or about December 29, 2000. Accordingly, this will be the final shareholder report issued for the fund.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX IN AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (UNHEDGED) IS A FIXED-INCOME INDEX AND A MARKET CAPITALIZATION BENCHMARK THAT TRACKS THE PERFORMANCE AND COVERS DEBT ISSUES OF 14 GOVERNMENT BOND MARKETS. THE SALOMON SMITH BARNEY THREE MONTH CD INDEX IS A ROTATING SAMPLE COLLECTED BY THE NEW YORK FEDERAL RESERVE BANK OF FIVE BANKS AND DEALERS SURVEYED DAILY ON SECONDARY MARKET DEALER OFFER RATES FOR JUMBO CERTIFICATES OF DEPOSIT.


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Global Allocation Fund Class A shares, Class B shares, Class C shares and Class R shares with a Customized Blended Index and the Morgan Stanley Capital International World Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GLOBAL ALLOCATION FUND ON 6/29/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX AS WELL AS A CUSTOMIZED BLENDED INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 6/30/98 IS USED AS THE BEGINNING VALUE ON 6/29/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED AND INCLUDES NET DIVIDENDS REINVESTED. THE CUSTOMIZED BLENDED INDEX HAS BEEN PREPARED BY THE FUND FOR PURPOSES OF A MORE ACCURATE COMPARISON TO THE FUND'S OVERALL PORTFOLIO COMPOSITION. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF 60% MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX, 30% SOLOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX, AND 10% SOLOMON SMITH BARNEY 3-MONTH CD. THE SOLOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX CONSISTING OF DEBT ISSUES OF GOVERNMENT BOND MARKETS.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                             The Fund


Average Annual Total Returns AS OF 10/31/00

                                                                                      Inception                          From

                                                                                        Date              1 Year        Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                                                                 6/29/98          (6.37%)          1.46%
WITHOUT SALES CHARGE                                                                      6/29/98          (0.67%)           4.05%

CLASS B SHARES
WITH REDEMPTION ((+))                                                                     6/29/98          (5.18%)          2.02%
WITHOUT REDEMPTION                                                                        6/29/98          (1.43%)           3.26%

CLASS C SHARES
WITH REDEMPTION ((+)(+))                                                                  6/29/98          (2.36%)          3.26%
WITHOUT REDEMPTION                                                                        6/29/98          (1.43%)           3.26%

CLASS R SHARES                                                                            6/29/98          (0.41%)          4.33%
---------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 10/31/00

                                                                                      Inception                          From

                                                                                        Date             1 Year        Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS T SHARES
WITH SALES CHARGE (4.5%)                                                                   3/1/00           --            (8.20%)
WITHOUT SALES CHARGE                                                                       3/1/00           --            (3.88%)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES WILL CONVERT TO
CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.





STATEMENT OF INVESTMENTS

October 31, 2000

COMMON STOCKS--19.0%                                    Shares            Value ($)
--------------------------------------------------------------------------------

AUSTRIA--.1%

Bank Austria                                               100            5,403

OMV                                                        100            6,777

                                                                         12,180

BELGIUM--.3%

Barco                                                      100           11,205

Electrabel                                                  50           10,845

Fortis (B)                                                 400           12,239

Groupe Bruxelles Lambert                                    50           11,443

KBC Bancassurance                                          200            8,273

Solvay                                                     100            5,086

Tractebel                                                  100           13,570

                                                                         72,661

DENMARK--.2%

A/S Dampskibsselskabet Svendborg, Cl. B                      1           13,210

D/S 1912, Cl. B                                              1            9,566

Danske Bank                                                 50            7,232

Tele Danmark                                               200            9,452

                                                                         39,460

FINLAND--.8%

Finnlines                                                  300            4,908

Nokia                                                    3,800          156,180

Sonera                                                     300            6,601

UPM-Kymmene                                                300            8,480

                                                                        176,169

HONG KONG--.5%

CLP                                                      2,000            9,334

Hang Seng Bank                                           1,400           16,470

Hutchison Whampoa                                        3,300           40,937

New World Development                                    3,000            3,558

Pacific Century CyberWorks                               6,889  (a)       5,300

Sun Hung Kai Properties                                  2,021           16,714

Swire Pacific, Cl. A                                     2,000           12,335

                                                                        104,648

IRELAND--.1%

Allied Irish Banks                                         713            7,252

CRH                                                        400            6,062

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares           Value ($)
--------------------------------------------------------------------------------

IRELAND (CONTINUED)

Jefferson Smurfit                                        1,700            3,026

                                                                         16,340

ITALY--1.1%

Assicurazioni Generali                                     800           26,276

Banca Intesa                                             2,046            8,497

ENI                                                      6,400           34,392

Enel                                                     1,000            3,679

Fiat                                                       300            6,934

Mediaset                                                 1,000           14,553

Mediobanca                                                 600            6,627

Olivetti                                                 2,500            7,650

Pirelli                                                  1,700            4,986

Riunione Adriatica di Sicurta                              600            7,822

San Paolo--IMI                                           1,222           19,731

Telecom Italia                                           3,000           34,887

Telecom Italia (RNC)                                     1,000            5,448

Telecom Italia Mobile                                    5,300           45,417

Telecom Italia Mobile (RNC)                              2,000           10,637

UniCredito Italiano                                      2,500           12,778

                                                                        250,314

JAPAN--13.9%

ACOM                                                       200           16,174

ADVANTEST                                                  200           26,065

ALPS ELECTRIC                                            1,000           19,782

AOYAMA TRADING                                             200            1,630

ASAHI BREWERIES                                          1,000            9,873

ASAHI CHEMICAL INDUSTRY                                  2,000           12,382

Ajinomoto                                                1,000           11,173

Asahi Bank                                               4,000           15,752

Asahi Glass                                              2,000           20,515

BANK OF FUKUOKA                                          1,000            4,909

BRIDGESTONE                                              1,000            9,909

Bank of Tokyo-Mitsubishi                                 7,000           83,918

Bank of Yokohama                                         2,000            9,800

Benesse                                                    200           10,990

CANON                                                    1,000           39,656


COMMON STOCKS (CONTINUED)                               Shares          Value ($)
--------------------------------------------------------------------------------

JAPAN (CONTINUED)

CHUGAI PHARMACEUTICAL                                    1,000           16,961

Central Japan Railway                                        4           24,361

Citizen Watch                                            1,000            9,808

DAI NIPPON PRINTING                                      1,000           15,661

DAIKIN INDUSTRIES                                        1,000           19,324

DAINIPPON INK AND CHEMICALS                              2,000            6,466

DENSO                                                    1,000           22,804

Daiwa Bank                                               2,000            4,066

Daiwa House Industry                                     1,000            6,273

Daiwa Securities                                         3,000           33,217

EBARA                                                    1,000           15,523

East Japan Railway                                           5           28,711

FANUC                                                      600           53,851

FUJITSU                                                  3,000           53,411

Fuji Photo Film                                          1,000           37,091

Furukawa Electric                                        1,000           26,284

Gunma Bank                                               1,000            5,083

HONDA MOTOR                                              1,000           34,527

Hitachi                                                  4,000           42,861

ITOCHU                                                   1,000  (a)       4,259

Isetan                                                   1,000            8,490

JAPAN AIRLINES                                           2,000            8,004

JAPAN TOBACCO                                                3           20,606

JUSCO                                                    1,000           18,775
                                                         2,000            6,832

KINDEN                                                   1,000            6,548

KIRIN BREWERY                                            2,000           20,844

KOKUYO                                                   1,000           15,386

KOMATSU                                                  2,000            8,865

KONAMI                                                     300           25,277

KUBOTA                                                   3,000           10,083

KYOCERA                                                    300           39,015

Kansai Electric Power                                    1,300           21,276

Kao                                                      1,000           29,948

Kawasaki Heavy Industries                                3,000  (a)       3,105

Kawasaki Steel                                           3,000            2,940

Kinki Nippon Railway                                     2,000            8,664

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares          Value ($)
--------------------------------------------------------------------------------

JAPAN (CONTINUED)

Kuraray                                                  1,000            9,387

MARUI                                                    1,000           14,745

MINEBEA                                                  1,000            9,983

MITSUI & CO.                                             2,000           13,280

MYCAL                                                    1,000            2,308

Matsushita Electric Industrial                           3,000           87,096

Mitsubishi                                               2,000           16,485

Mitsubishi Chemical                                      2,000            6,319

Mitsubishi Electric                                      4,000           28,721

Mitsubishi Estate                                        2,000           21,247

Mitsubishi Heavy Industries                              6,000           23,299

Mitsubishi Rayon                                         2,000            7,125

Mitsubishi Trust & Banking                               2,000           16,210

Mitsui Fudosan                                           1,000           12,107

Mitsui Marine & Fire Insurance                           1,000            5,074

Mizuho                                                      13           99,890

NEC                                                      2,000           38,099

NGK INSULATORS                                           1,000           13,234

NGK SPARK PLUG                                           1,000           15,377

NIDEC                                                      200           12,254

NIKON                                                    1,000           14,525

NIPPON MITSUBISHI OIL                                    2,000           10,752

NIPPON TELEGRAPH AND TELEPHONE                              18          163,696

NIPPON STEEL                                            12,000           19,452

NISSAN MOTOR                                             5,000  (a)      34,298

NSK                                                      1,000            7,198

Nichiei                                                    100              440

Nintendo                                                   200           33,062

Nippon Express                                           1,000            5,999

Nippon Paper Industries                                  2,000           11,393

Nippon Yusen Kabushiki Kaisha                            2,000            9,378

Nomura Securities                                        3,000           63,605

OBAYASHI                                                 2,000            8,279

OJI PAPER                                                2,000           11,631

OLYMPUS OPTICAL                                          1,000           13,811

OMRON                                                    1,000           24,636

ORIENTAL LAND                                              100            6,045


COMMON STOCKS (CONTINUED)                               Shares          Value ($)
--------------------------------------------------------------------------------

JAPAN (CONTINUED)

ORIX                                                       120           12,584

OSAKA GAS                                                3,000            7,391

Promise                                                    200           15,001

ROHM                                                       200           50,389

SANKYO                                                   1,000           22,026

SANYO ELECTRIC                                           4,000           30,406

SHIMAMURA                                                  100            7,583

SHIMANO                                                  1,000           20,103

SHIMIZU                                                  2,000            5,458

SHIZUOKA BANK                                            1,000            9,076

SMC                                                        100           14,140

SOFTBANK                                                   500           29,994

SONY                                                     1,400          111,805

SUMITOMO                                                 2,000           17,584

SUMITOMO CHEMICAL                                        3,000           14,782

Sakura Bank                                              6,000           43,685

Sekisui Chemical                                         1,000            2,885

Sekisui House                                            1,000           10,569

77 Bank                                                  1,000            7,400

Sharp                                                    2,000           25,460

Shin-Etsu Chemical                                       1,000           41,029

Shionogi & Co.                                           1,000           19,507

Sumitomo Bank                                            4,000           48,539

Sumitomo Electric Industries                             1,000           18,454

Sumitomo Marine & Fire Insurance                         1,000            6,099

Sumitomo Metal Industries                                6,000  (a)       3,297

TAISHO PHARMACEUTICAL                                    1,000           28,757

TAKEFUJI                                                   200           19,782

TEIJIN                                                   2,000            9,049

TERUMO                                                   1,000           28,299

TOBU RAILWAY                                             2,000            5,898

TOKYO BROADCASTING SYSTEM                                1,000           39,106

TOKYO GAS                                                5,000           13,051

TOKYU                                                    2,000           10,331

TOPPAN PRINTING                                          1,000            8,829

TORAY INDUSTRIES                                         2,000            7,785

TOSHIBA                                                  3,000           21,431

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

JAPAN (CONTINUED)

TOTO                                                     1,000           7,583

Takashimaya                                              1,000           7,299

Takeda Chemical Industries                               1,000          65,849

Tohoku Electric Power                                    1,000          13,463

Tokai Bank                                               3,000          16,073

Tokio Marine & Fire Insurance                            2,000          22,090

Tokyo Electric Power                                     1,600          38,831

Toyota Motor                                             5,000         199,651

YAMATO TRANSPORT                                         1,000          20,194

                                                                     3,076,765

NEW ZEALAND--.0%

Telecom Corporation of New Zealand                       2,000           4,429

NORWAY--.1%

Den Norske Bank                                          1,100           4,766

Norsk Hydro                                                200           7,935

                                                                        12,701

PORTUGAL--.1%

BPI-SGPS                                                 1,330           4,318

Banco Comercial Portugues                                1,500           7,489

Banco Espirito Santo                                       326           4,946

Electricidade de Portugal                                1,500           4,068

Portugal Telecom                                         1,100           9,790

                                                                        30,611

SINGAPORE--.3%

DBS                                                      1,163          13,714

Oversea-Chinese Banking                                  2,100          13,398

Singapore Airlines                                       1,000          10,026

Singapore Press                                            900          12,868

Singapore Telecommunications                             5,000           8,288

                                                                        58,294

SPAIN--.7%

Altadis                                                    300           4,488

Autopistas, Concesionaria Espanola                         551           4,185

Banco Bilbao Vizcaya Argentaria                          2,166          28,824

Banco Santander Central Hispano                          2,820          27,296

Empresa Nacional de Electricidad                           800          13,019

Fomento de Construcciones y Contratas                      400           7,340


COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

SPAIN (CONTINUED)

Gas Natural SDG                                            300          5,136

Iberdrola                                                  700          8,550

Repsol--YPF                                                600          9,520

Sociedad General de Aguas de Barcelona                     600          7,374

Telefonica                                               2,296  (a)    43,729
                                                                      159,461

SWEDEN--.8%

Drott, Cl. B                                               200          2,345

Electrolux, Cl. B                                          300          3,772

ForeningsSparbanken                                        450          6,445

Hennes & Mauritz, Cl. B                                    600         11,198

NetCom, Cl. B                                              100  (a)     4,681

Nordic Baltic                                            1,270          9,506

Sandvik                                                    300          6,602

Securitas, Cl. B                                           400          8,503

Skandia Forsakrings                                        800         13,533

Skandinaviska Enskilda Banken, Cl. A                       500          5,888

Skanska, Cl. B                                             200          7,904

Svenska Cellulosa, Cl. B                                   300          6,138

Svenska Handelsbanken, Cl. A                               600          9,401

Telefonaktiebolaget LM Ericsson, Cl. B                   4,800         63,713

Volvo, Cl. A                                               270          4,042

Volvo, Cl. B                                               180          2,766

                                                                      166,437

TOTAL COMMON STOCKS

                                              (cost $3,402,675)     4,180,470
--------------------------------------------------------------------------------------------------------------------------------

                                                     Principal
BONDS AND NOTES--15.4%                               Amount ($)       Value ($)
--------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS--4.8%

Netherlands Government, Bonds:

   6%, 1/15/2006                                       195,000        170,716

   5.75%, 2/15/2007                                    206,445        179,781

   5.25%, 7/15/2008                                    340,000        287,227

   5.50%, 7/15/2010                                    175,000        149,933

   7.50%, 1/15/2023                                    130,000        134,225

   5.50%, 1/15/2028                                    160,000        132,573

                                                                    1,054,455

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

BONDS AND NOTES (CONTINUED)                         Amount ($)       Value ($)
--------------------------------------------------------------------------------

UNITED STATES--10.6%

U.S. Treasury, Notes,

   6.50%, 8/15/2005                                  1,145,000  (b)  1,177,164

U.S. Treasury, Bonds,

   8%, 11/15/2021                                      945,000       1,168,866

                                                                     2,346,030

TOTAL BONDS AND NOTES

(cost $ 3,538,301)                                                   3,400,485
------------------------------------------------------------------------------------------------------------------------------

                                                    Principal
SHORT-TERM INVESTMENTS--60.2%                        Amount ($)           Value ($)
--------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

AIG Funding, 6.46%, 11/30/2000                         400,000         397,918

AT & T, 6.48%, 12/5/2000                               800,000         795,104

Alcoa, 6.47%, 11/27/2000                               800,000         796,262

Associates Corporation of North America,

   6.62%, 11/1/2000                                  2,148,000       2,148,000

British Telecommunications, 6.50%, 11/9/2000           771,000         769,886

Caterpillar Financial Service, 6.46%, 11/13/2000       400,000         399,139

Ciesco L. P., 6.47%, 11/14/2000                        800,000         798,131

E. I. du Pont de Nemours, 6.44%, 12/4/2000             800,000         795,277

Ford Motor Credit, 6.49%, 11/21/2000                   800,000         797,116

General Motors, 6.46%, 11/9/2000                       800,000         798,852

IBM Credit, 6.46%, 11/3/2000                           800,000         799,713

International Leasing, 6.46%, 11/7/2000                800,000         799,139

Metlife Funding, 6.47%, 11/6/2000                      800,000         799,281

Philip Morris, 6.49%, 11/17/2000                       800,000         797,692

Schering-Plough, 6.45%, 11/27/2000                     800,000         796,273

USAA Capitol, 6.45%, 12/14/2000                        800,000         793,837

TOTAL SHORT-TERM INVESTMENTS

                                             (cost $13,281,620)     13,281,620
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $20,222,596)                      94.6%     20,862,575

CASH AND RECEIVABLES (NET)                                 5.4%      1,198,652

NET ASSETS                                               100.0%     22,061,227

A   NON-INCOME PRODUCING.

B   PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2000

                                                                                                                  Unrealized

                                                                   Market Value                                  Appreciation

                                                                     Covered by                                 (Depreciation)

                                               Contracts             Contracts ($)             Expiration       at 10/31/2000 ($)
-------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

Australian 10 Year Bond                                1              79,559                December 2000               (536)

Dax 30                                                 1             153,566                December 2000             (4,725)

Euro Bund                                             35           3,259,277                December 2000             11,392

Financial Times 100                                   22           2,018,628                December 2000            (28,998)

Japanese 10 Year Government Bond                       3             380,461                December 2000              7,446

Nikkei 300                                             6             152,608                December 2000             (7,766)

S&P 500                                               17           6,120,850                December 2000           (299,200)

S&P/TSE 60                                             2             151,633                December 2000            (15,256)

Topix                                                 16           2,089,982                December 2000           (167,598)

U.S. 10 Year Note                                      2             201,406                December 2000              2,000

                                                                                                                    (503,241)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                                         Cost              Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments             20,222,596        20,862,575

Cash                                                                                       1,358

Cash denominated in foreign currencies                                  17,469            17,148

Receivable for investment securities sold                                              1,455,353

Receivable for futures variation margin--Note 4(a)                                       124,237

Dividends and interest receivable                                                        102,026

Prepaid expenses                                                                          19,746

                                                                                      22,582,443
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                             25,987

Payable for investment securities purchased                                              406,383

Net unrealized (depreciation) on forward
  currency exchange contracts--Note 4(a)                                                  55,163

Accrued expenses                                                                          33,683

                                                                                         521,216
--------------------------------------------------------------------------------

NET ASSETS ($)                                                                        22,061,227
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                       21,453,458

Accumulated undistributed investment income--net                                       1,032,987

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                                         (503,206)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions [including
  ($503,241) net unrealized (depreciation) on financial futures]                          77,988
--------------------------------------------------------------------------------

NET ASSETS ($)                                                                        22,061,227



NET ASSET VALUE PER SHARE

                                     Class A              Class B              Class C              Class R              Class T
-------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      7,766,484            7,636,631             2,192,665           4,416,932               48,515

Shares Outstanding                    599,180              595,459               170,979             339,586                3,770
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                        12.96                12.82                 12.82               13.01                12.87

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,073,299

Cash dividends (net of $8,790 foreign taxes withheld at source)         52,097

TOTAL INCOME                                                         1,125,396

EXPENSES:

Management fee--Note 3(a)                                              228,011

Distribution fees-Note 3(b)                                             76,306

Shareholder servicing costs-Note 3(c)                                   46,272

Registration fees                                                       32,394

Auditing fees                                                           23,633

Prospectus and shareholders' reports                                    18,177

Custodian fees                                                          16,913

Legal fees                                                               7,742

Directors' fees and expenses--Note 3(d)                                  4,010

Miscellaneous                                                           37,079

TOTAL EXPENSES                                                         490,537

Less--reduction in management fee due to
  undertaking by The Dreyfus Corporation--Note 3(a)                    (30,116)

NET EXPENSES                                                           460,421

INVESTMENT INCOME--NET                                                 664,975
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                            47,025

Net realized gain (loss) on forward currency exchange contracts       (476,534)

Net realized gain (loss) on financial futures                          510,228

NET REALIZED GAIN (LOSS)                                                80,719

Net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($582,370) net unrealized
  (depreciation) on financial futures]                                (968,060)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (887,341)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (222,366)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------

                                                  2000(a)         1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            664,975        397,880

Net realized gain (loss) on investments            80,719      1,500,345

Net unrealized appreciation (depreciation)
   on investments                                (968,060)       831,343

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (222,366)     2,729,568
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (75,939)           --

Class B shares                                    (19,696)           --

Class C shares                                     (5,600)           --

Class R shares                                    (54,413)           --

Net realized gain on investments:

Class A shares                                   (361,133)           --

Class B shares                                   (361,294)           --

Class C shares                                   (102,720)           --

Class R shares                                   (205,487)           --

TOTAL DIVIDENDS                                (1,186,282)           --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,435,982         32,966

Class B shares                                     90,998         36,816

Class C shares                                     38,929             --

Class R shares                                         --          1,000

Class T shares                                     50,993             --


                                                      Year Ended October 31,
                                              ----------------------------------

                                                  2000(a)            1999
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    437,072             --

Class B shares                                    379,618             --

Class C shares                                    108,320             --

Class R shares                                    259,900             --

Cost of shares redeemed:

Class A shares                                 (1,381,292)        (1,078)

Class B shares                                    (36,543)           (13)

Class C shares                                     (1,510)            --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   1,382,467         69,691

TOTAL INCREASE (DECREASE) IN NET ASSETS           (26,181)     2,799,259
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            22,087,408     19,288,149

END OF PERIOD                                  22,061,227     22,087,408

Undistributed investment income--net            1,032,987        523,660

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                                --------------------------------

                                                  2000(a)             1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       107,495          2,488

Shares issued for dividends reinvested             32,863             --

Shares redeemed                                  (103,690)           (81)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      36,668          2,407
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         6,740          2,764

Shares issued for dividends reinvested             28,650             --

Shares redeemed                                    (2,694)            (1)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      32,696          2,763
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         2,916             --

Shares issued for dividends reinvested              8,175             --

Shares redeemed                                      (112)            --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,979             --
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --             74

Shares issued for dividends reinvested             19,512             --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,512             74
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                         3,770             --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended October 31,
                                                                                       -------------------------------

CLASS A SHARES                                                                         2000        1999          1998(a)
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.81        12.07          12.50

Investment Operations:

Investment income--net                                                                  .43(b)       .29(b)         .09

Net realized and unrealized gain (loss)
   on investments                                                                      (.50)        1.45           (.52)

Total from Investment Operations                                                       (.07)        1.74           (.43)

Distributions:

Dividends from investment income--net                                                  (.14)          --             --

Dividends from net realized gain on investments                                        (.64)          --             --

Total Distributions                                                                    (.78)          --             --

Net asset value, end of period                                                        12.96        13.81          12.07
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                                                                   (.67)       14.42          (3.44)(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.73         1.85            .59(d)

Ratio of net investment income
   to average net assets                                                               3.20         2.17            .75(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .14          .13            .11(d)

Portfolio Turnover Rate                                                               17.59        40.60          12.26(d)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 7,766        7,769          6,758

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                Year Ended October 31,
                                                                                           -------------------------------

CLASS B SHARES                                                                         2000            1999            1998(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.67             12.04           12.50

Investment Operations:

Investment income--net                                                                  .33(b)            .19(b)          .06

Net realized and unrealized gain (loss)
   on investments                                                                      (.50)             1.44            (.52)

Total from Investment Operations                                                       (.17)             1.63            (.46)

Distributions:

Dividends from investment income--net                                                  (.04)               --              --

Dividends from net realized gain on investments                                        (.64)               --              --

Total Distributions                                                                    (.68)               --              --

Net asset value, end of period                                                        12.82             13.67           12.04
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                                                                  (1.43)            13.54           (3.68)(d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.48              2.60             .84(d)

Ratio of net investment income
   to average net assets                                                               2.45              1.42             .50(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .14               .13             .11(d)

Portfolio Turnover Rate                                                               17.59             40.60           12.26(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 7,637             7,695           6,740

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                             Year Ended October 31,
                                                                                        -------------------------------

CLASS C SHARES                                                                         2000             1999             1998(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.67             12.04           12.50

Investment Operations:

Investment income--net                                                                  .33(b)            .19(b)          .06

Net realized and unrealized gain (loss)
   on investments                                                                      (.50)             1.44            (.52)

Total from Investment Operations                                                       (.17)             1.63            (.46)

Distributions:

Dividends from investment income--net                                                  (.04)               --              --

Dividends from net realized gain on investments                                        (.64)               --              --

Total Distributions                                                                    (.68)                --             --

Net asset value, end of period                                                        12.82              13.67          12.04
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( C)                                                                  (1.43)             13.54          (3.68)(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.48               2.60            .84(d)

Ratio of net investment income
   to average net assets                                                               2.45               1.42            .50(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .14                .13            .11(d)

Portfolio Turnover Rate                                                               17.59              40.60          12.26(d)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 2,193              2,188          1,926

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                                                    -------------------------------

CLASS R SHARES                                                                         2000               1999          1998(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  13.86              12.08          12.50

Investment Operations:

Investment income--net                                                                  .47(b)             .32(b)         .10

Net realized and unrealized gain (loss)
   on investments                                                                      (.51)              1.46           (.52)

Total from Investment Operations                                                       (.04)              1.78           (.42)

Distributions:

Dividends from investment income--net                                                  (.17)                --             --

Dividends from net realized gain on investments                                        (.64)                --             --

Total Distributions                                                                    (.81)                --             --

Net asset value, end of period                                                        13.01              13.86          12.08
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       (.41)             14.73          (3.36)(c)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.48               1.60            .50(c)

Ratio of net investment income
   to average net assets                                                               3.45               2.42            .84(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .13                .13            .11(c)

Portfolio Turnover Rate                                                               17.59              40.60          12.26(c)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 4,417              4,436          3,864

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                 Year Ended
CLASS T SHARES                                           October 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  13.39

Investment Operations:

Investment income--net                                                  .22(b)

Net realized and unrealized (loss) on investments                      (.74)

Total from Investment Operations                                       (.52)

Net asset value, end of period                                        12.87
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                  (3.88)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.48(d)

Ratio of net investment income
  to average net assets                                                2.12(d)

Decrease reflected in above expense ratio

  due to undertaking by The Dreyfus Corporation                         .05(d)

Portfolio Turnover Rate                                               17.59
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    49

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS..

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Global Allocation Fund (the "fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is total return. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

   Class A ...................  592,716  Class C ...................  168,175

   Class B ...................  588,613  Class R ...................  339,508


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign with
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

holding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credit of $1,325 during the period ended October 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1999 through October 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.75% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $30,116 during the period ended October 31, 2000.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2000, Class B, Class C and Class T shares were charged $59,344,
$16,940 and $22, respectively, pursuant to the Plan of which $34,966, $11,385 and $22 for Class B, Class C and Class T shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2000, Class A, Class B, Class C and Class T shares were charged $20,128, $19,781, $5,647 and $22, respectively, pursuant to the Shareholder Services Plan, of which $13,541, $13,274, $3,311 and $22 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $493 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company' s annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 2000, amounted to $1,755,599 and $3,665,090, respectively.


The  fund  enters into forward currency exchange contracts in order to hedge its exposure  to changes in foreign currency exchange rates on its foreign portfolio holdings  and  to  settle  foreign currency transactions. When executing forward currency  exchange  contracts,  the  fund  is obligated to buy or sell a foreign currency  at  a  specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value  of the contract increases between the date the forward contract is opened and  the  date  the  forward contract is closed. The fund realizes a gain if the value  of  the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of  the  contract  decreases between the date the forward contract is opened and the  date  the forward contract is closed. The fund realizes a gain if the value of  the  contract  increases  between  those  dates. The fund is also exposed to credit  risk  associated  with  counter  party  nonperformance  on these forward currency exchange contracts which is typically limited to the unrealized gain on each  open  contract.  The  following  summarizes open forward currency exchange contracts at October 31, 2000:
                                                          Foreign                                               Unrealized

Forward Currency                                          Currency                                            Appreciation

Exchange Contracts                                         Amounts        Cost ($)      Value ($)           (Depreciation) ($)
---------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds,
   expiring 12/21/2000                                   1,432,480       2,096,520       2,082,297               (14,223)

Canadian Dollars,
   expiring 12/21/2000                                     262,000         174,603         171,807                (2,796)

Euro,
   expiring 12/21/2000                                   3,789,000       3,320,933       3,218,252              (102,681)

SALES:                                                                        PROCEEDS

Canadian Dollars,
   expiring 11/3/2000                                        4,036           2,648           2,642                     6

Euro,
   expiring 11/3/2000                                      254,977         216,193         216,193                     0

Japanese Yen,
   expiring 11/3/2000                                  316,578,000       2,988,248       2,923,717                64,531

TOTAL                                                                                                            (55,163)

                                                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2000 are set forth in the Statement of Financial Futures.

(b) At October 31, 2000, accumulated net unrealized appreciation on investments,
forward   currency  exchange  contracts  and  financial  futures  was  $81,575, consisting of $1,325,712 gross unrealized appreciation and $1,244,137 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Note 5--Subsequent Event:

At a meeting of the Board of Director's held on October 17, 2000, the Board approved the liquidation of the fund on or about December 29, 2000. Accordingly, effective at the close of business on October 31, 2000, the fund closed to new investments, including new investments in existing shareholder accounts.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Global Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Global Allocation Fund (one of the series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Global Allocation Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period than ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                              [Ernst & Young signature logo]

New York, New York
December 12, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.2520 per share as a long-term capital gain distribution paid on December 16, 1999.


                        For More Information

                        Dreyfus Premier Global Allocation Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166


To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  545AR0010